UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
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☐   Preliminary Proxy Statement
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☑   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12
Triple-S Management Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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March 31, 2006
Dear Shareholders:
We cordially invite you to our Annual Meeting of Shareholders. The meeting will be held on Sunday, April 30, 2006 at 9:00 a.m. at the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, 999 Ashford Avenue in San Juan, Puerto Rico. At the meeting, among other matters, shareholders will vote on proposals to amend our articles of incorporation and bylaws.
The approval of these proposals is necessary to allow the Corporation to proceed with its proposed initial public offering of shares or IPO. Your vote is very important. Please take the time to carefully read each of the proposals described in the attached proxy statement. As described in more detail in the attached materials, we believe that an IPO is in the best interest of our shareholders because it would give our shareholders the ability to realize the market value of their shares by selling shares for cash. We expect to afford our shareholders the opportunity to sell a portion of their shares to the public as part of the IPO.
It is important that your shares be represented and voted at the meeting. Whether you plan to attend or not, please sign, date, and return the proxy form solicited by our board of directors as the approval of the proposals submitted to the shareholders will define the future of the Corporation. You may send the enclosed proxy form to the attention of Jesús R. Sánchez-Colón, DMD, Secretary of the Board of Directors, at the following faxes or addresses:

Fax:	In Person or By Messenger:	By Mail:
(787) 749-4191 or (787) 706-4023	Secretary of the Board of Directors Triple-S Management Corporation 1441 FD Roosevelt Ave., 6th Floor San Juan, Puerto Rico 00920	Secretary of the Board of Directors Triple-S Management Corporation PO Box 363628 San Juan, Puerto Rico 00936-3628
You may personally register your proxy at the Office of the Secretary of the board of directors, before the day set for the meeting and during our office hours, Monday through Friday from 8:00 a.m. to 4:30 p.m., except holidays.
You will also have the opportunity to personally register your proxy at the Panamá Room of the Condado Plaza Hotel in San Juan, Puerto Rico, on Saturday, April 29, 2006, from 1:00 p.m. until 3:00 p.m.
Shareholders who do not register their proxies before the day of the meeting may register them on Sunday, April 30, 2006, from 7:30 a.m. until 9:00 a.m.
To accelerate the process of registration, we enclose a proxy form, printed with your name and the amount of shares registered in your name. We are sure that this will contribute to the success of the proxy registration process.
This proxy statement and the accompanying proxy form are being mailed to our shareholders beginning on or about March 31, 2006.
Your board of directors is counting on your participation. Your vote is important!
Sincerely,
Wilmer Rodríguez-Silva, MD
Chairman of the Board of Directors

Triple-S Management Corporation
P.O. Box 363628
San Juan, Puerto Rico 00936-3628

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on Sunday, April 30, 2006

To our Shareholders:
     NOTICE IS HEREBY GIVEN that our Annual Meeting of Shareholders for the year 2006 will be held at 9:00 a.m. on Sunday, April 30, 2006, at the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, 999 Ashford Avenue, San Juan, Puerto Rico, to consider and act upon the following matters:
(1)	To elect six “Group 2” directors for a three-year term;

(2)	To approve the Amended and Restated Articles of Incorporation of the Corporation (other than Article FIFTH);

(3)	To approve Article FIFTH of the Amended and Restated Articles of Incorporation of the Corporation;

(4)	To approve the elimination of Article SIXTH of the existing Articles of Incorporation that prohibits the ownership of our common stock by persons that are not physicians, dentists or certain limited healthcare institutions and provides that no current shareholder may own more than 21 shares of our common stock nor 5% or more of our shares of common stock;

(5)	To approve the Amended and Restated Bylaws of the Corporation;

(6)	To approve the elimination of Section 4-1 of the Bylaws of the Corporation including the limitation that no person may own 5% or more of our common stock; and

(7)	Any and all other business as may be properly brought before the meeting or any adjournments thereof. At present, management knows of no other business to be brought before the meeting.
     Shareholders of record entitled to vote at the close of business on March 30, 2006, shall receive notice of and shall vote at the meeting.
     You are cordially invited to attend the meeting. Whether you plan to attend or not, please sign and return the enclosed proxy form so that we may be assured of the presence of a quorum at the meeting. A postage-paid envelope is enclosed for your convenience. For further details please refer to the enclosed proxy form.
     San Juan, Puerto Rico, March 31, 2006.

By order of the board of directors,

JESÚS R. SÁNCHEZ-COLÓN, DMD
Secretary

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ABOUT THE MEETING
Who is soliciting my vote?
The board of directors of the Corporation is soliciting your vote at the meeting.
What will I be voting on?
At the meeting, you will be asked to

•	Elect six “Group 2” directors for a three-year term (see page 5).

•	Approve the Amended and Restated Articles of Incorporation of the Corporation (other than Article FIFTH) (see page 19).

•	Approve Article FIFTH of the Amended and Restated Articles of Incorporation of the Corporation to increase the aggregate number of authorized shares of common stock and authorize a new class of serial preferred stock (see page 19).

•	Approve the elimination of Article SIXTH of the existing Articles of Incorporation that prohibits the ownership of our common stock by persons that are not physicians, dentists or certain limited healthcare institutions and provides that no current shareholder may own more than 21 shares of our common stock nor 5% or more of our shares of common stock (see page 20).

•	Approve the Amended and Restated Bylaws of the Corporation (see page 26).

•	Approve the elimination of Section 4-1 of the Bylaws of the Corporation, including the limitation that no person may own 5% or more of our common stock (see page 26).

How many votes do I have?
You will have one vote for every share of our common stock, par value $40, entitled to vote that you owned as of the close of business on March 30, 2006, the record date for the annual meeting.
How many votes can be cast by all shareholders?
As of the record date there were 8,911 shares issued and outstanding and of those 8,346 were shares issued and outstanding entitled to vote, consisting of one vote each. 565 of the shares issued and outstanding are not entitled to vote because these shares are held by persons that are not physicians or dentists as required by Article SIXTH of the Articles of Incorporation and Section 4-1(B) of the Bylaws of the Corporation. The shares are entitled to vote covered by any proxy form that is properly executed and received before 9:00 a.m. on the day of the meeting will be voted.
How many shares must be present to hold the meeting?
A majority of the shares entitled to vote; however, if at the designated time quorum is not reached, the meeting will be postponed for a half hour, after which one-third (1/3) of the voting shares issued and outstanding will constitute quorum. We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that enough voting shares will be present for us to hold the meeting.

How do I vote?
You can vote either in person at the meeting or by proxy whether or not you attend the meeting.
To vote by proxy, you must fill out the enclosed proxy form, date and sign it, and return it in the enclosed postage–paid envelope.
Who will bear the cost of soliciting proxies?
We will bear the entire cost of the solicitation of proxies for the annual meeting, including the preparation, assembly, printing and mailing of this proxy statement, the proxy form and any additional solicitation materials furnished to shareholders. The original solicitation of proxies by mail may be supplemented by solicitation in person, telephone, facsimile, email or any other means by our directors, officers or certain persons on behalf of the members of the board of directors. No additional compensation will be paid to those individuals for any such services. In addition, the board may engage one or more solicitation agents to aid in the solicitation of proxies. We will bear the additional costs of such a solicitation, which, together with the costs of the preparation, assembly, printing and mailing of this proxy statement, the proxy form and any additional solicitation materials furnished to shareholders, are not expected to exceed $125,000.
Can I change my vote?
Yes. Just send in a new proxy form with a later date or send a written notice of revocation to the Chairman of the Board or Secretary of the Corporation at the address on the cover page of this proxy statement. Any revocation must be delivered before the proxy is exercised. If you attend the meeting and want to vote in person, you can request that your previously submitted proxy not be used.
How are my votes counted?
You may either vote for or withhold authority to vote for each nominee for the board. You may vote for or against or you may abstain on the other proposals. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee. If you abstain from voting on the other proposals, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal, except that in the case of Proposal 5 an abstention will not be counted as a vote against.
How many votes are required to elect directors and to adopt the other proposals?
Directors are elected (Proposal 1) by a majority of the votes cast at the meeting.
The approval of the Amended and Restated Articles of Incorporation of the Corporation (Proposal 2) requires the affirmative vote of two-thirds of the common stock issued and outstanding entitled to vote as of the record date. The approval of Article FIFTH of the Amended and Restated Articles of Incorporation of the Corporation (Proposal 3) requires the affirmative vote of a majority of the common stock issued and outstanding entitled to vote as of the record date. The approval of the elimination of Article SIXTH of the existing Articles of Incorporation of the Corporation (Proposal 4) requires the affirmative vote of three-fourths of the common stock issued and outstanding entitled to vote as of the record date.
The approval of the Amended and Restated Bylaws of the Corporation (Proposal 5) requires the affirmative vote of the majority of the votes cast at the meeting. The elimination of the restrictions on ownership contained in Section 4-1 of the Bylaws of the Corporation (Proposal 6) requires the affirmative vote of three-fourths of the common stock issued and outstanding entitled to vote as of the record date.

Could other matters be decided at the meeting?
We do not know of any other matters that may come before the meeting. However, if any new matter requiring the vote of the shareholders is properly presented before the meeting, proxies may be voted with respect thereto at the discretion of the proxyholders.
What happens if the meeting is postponed or adjourned?
Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
What should I receive?
This proxy statement, our Annual Report, the Notice of Annual Meeting of Shareholders and the proxy form, which were sent to you on or about March 31, 2006. Our Annual Report includes our audited financial statements for the year ended December 31, 2005, duly audited by KPMG LLP, as independent registered public accountants.
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PRINCIPAL SHAREHOLDERS
     As of March 31, 2006, there is no person, persons, entity or entities which, by itself or as a group, as these terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, are beneficial owners of five percent (5%) or more of the shares of our common stock.
STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
     The following table shows the beneficial ownership of our common stock by our directors and certain executive officers as of March 31, 2006, and the number of shares beneficially owned by all directors and executive officers as a group:
COMMON STOCK

	Amount and Nature of	Percent of
Name and Position	Beneficial Ownership[1]	Class[2]
Wilmer Rodríguez-Silva, MD, Chairman of the Board	15	‡
Valeriano Alicea-Cruz, MD, Director	2	‡
José Arturo Álvarez-Gallardo*, Director	1	‡
Mario S Belaval*, Director	1	‡
Luis A. Clavell-Rodríguez, MD² , Nominee	17	‡
Arturo R. Córdova-López, MD, Director	1	‡
Carmen Ana Culpeper-Ramírez*, Director	1	‡
Porfirio E. Díaz-Torres, MD, Director	3	‡
Manuel Figueroa-Collazo, PE, PhD*, Director	1	‡
José Hawayek-Alemañy, MD, Director	10	‡
Vicente J. León-Irizarry, CPA*, Director	1	‡
Fernando Longo-Rodríguez, MD, Director Δ	2	‡
Wilfredo López-Hernández, MD, Director	2	‡
Miguel A. Nazario-Franco*, Director	1	‡
Juan E. Rodríguez-Díaz, Esq.*, Director	1	‡
Jesús R. Sánchez-Colón, DMD, Director	1	‡
Adamina Soto-Martínez, CPA*, Director	1	‡
Manuel Suárez-Méndez, PE*, Director	1	‡
Fernando J. Ysern-Borras, MD, Director	1	‡
Ramón M. Ruiz-Comas, CPA*†, President, Chief Executive Officer, and Director	1	‡
Luis A. Marini-Mir, MD, Executive Officer	1	‡
Socorro Rivas-Rodríguez, Executive Officer	0	‡
Eva G. Salgado Micheo, Executive Officer	0	‡
Juan J. Román, CPA, Executive Officer	0	‡
All our directors and executive officers as a group (24 persons)	65	‡

1.	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

2.	Based on the number of shares of common stock as of March 30, 2006.

Δ	Doctor Longo-Rodríguez’ third and final term as a member of the board of directors expires on April 30, 2006, the date of the 2006 annual meeting of shareholders.

*	These persons are directors representing the community and have received one qualifying share of common stock in order to comply with the requirement established in our Bylaws, which require that all directors be shareholders. The Amended and Restated By-Laws eliminate the requirement that directors must also be our shareholders.

²	Doctor Clavell-Rodríguez is a nominee for a vacancy on the board to substitute Doctor Longo-Rodríguez on the board.

†	CPA Ramón M. Ruiz-Comas is the President and Chief Executive Officer. Pursuant to our Articles of Incorporation and Bylaws, the President must be a member of the board of directors as long as such person is serving as President.

‡	Less than one percent.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers file with the Securities and Exchange Commission, or the “SEC,” reports of ownership and changes in ownership of our common stock and to furnish us with copies of all Section 16(a) forms they file.
     Based solely on our review of the copies of such reports we received or written representations that no other reports were required, we believe that, during 2005 and prior fiscal years, all filing requirements applicable to our officers and directors were satisfied, except, due to inadvertent errors, an initial Form 3 was not filed with respect to the Corporation’s capital stock ownership of each of the following officers of the Corporation and certain of our subsidiaries: Socorro Rivas-Rodríguez, President of Triple-S, Inc.; Eva Salgado-Micheo, President of Seguros Triple-S, Inc.; Luis Marini-Mir, President of Triple-C, Inc.; Roberto Morales-Tirado, President of Signature Insurance Agency, Inc.; Carlos Torres-Díaz, President of Interactive Systems, Inc.; Juan José Román-Jiménez, our Chief Financial Officer; and Héctor R. Ramos-Díaz, our former Senior Vice-President for Corporate Affairs.
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BOARD OF DIRECTORS
     The Articles of Incorporation and Bylaws of the Corporation establish that the board shall consist of nineteen (19) persons, ten (10) of which must be representatives of the community, as such term is defined by the Blue Cross and Blue Shield Association, or “BCBSA.”
     The board of directors of the Corporation is a staggered board, which is divided into three groups as nearly equal in number as possible, with each group having at least five members and with the term of office of one class expiring each year. Each director serves for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such director was elected or until his successor has been elected and qualified. In the event that there is a vacancy on the board of directors that has to be substituted by the board of directors the person elected to fill the vacancy on the board of directors will serve the rest of the term of the person who is being substituted and may be reelected for two additional successive terms. In accordance with the Bylaws of the Corporation, the President and Chief Executive Officer, who is also a member of the board of directors, is excluded from the three groups of directors. In addition, the Articles of Incorporation and Bylaws of the Corporation provide that, with the exception of the President and Chief Executive Officer, directors may not be elected to the board for more than three terms or serve as such for more than nine years of service. The last election of directors was held on April 24, 2005.
PROPOSAL 1: ELECTION OF SIX GROUP 2 DIRECTORS FOR A THREE-YEAR TERM
     At the meeting, six directors assigned to “Group 2” will be elected to serve until the 2009 annual meeting of shareholders or until their respective successors are elected and qualified. The remaining twelve directors will continue to serve as directors, as follows: until the 2007 annual meeting of shareholders, in the case of the seven directors assigned to “Group 3,” and until the 2008 annual meeting of shareholders, in the case of the five directors assigned to “Group 1,” or in each case until their successors are elected and qualified.
     The persons named as proxies in the accompanying proxy form have advised us that, unless otherwise instructed, they intend to vote at the meeting the shares covered by the proxies FOR the election of the six nominees named below, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares FOR the election of such substitute nominees as your board may propose. We have no knowledge that any nominee will become unavailable for election.
     Information relating to principal occupation, business experience and directorships during the past five years (including positions held with us, age and the period during which each director has served) is set forth below.
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NOMINEES FOR ELECTION
Group 2 Directors – Terms Expiring in 2009
     Valeriano Alicea-Cruz, MD (60 years). Since 2000, he has served on the Boards of Directors of the Corporation, Triple-S, Inc. and Seguros de Vida Triple-S. He also serves as a member and Vice-Chairman of the Board of Directors of Interactive Systems, Inc. Since February 2006 he serves as a member of the Board of Directors of Great American Life Assurance Company of Puerto Rico. He has been an Ophthalmologist with a private practice since 1976, and has offices in two municipalities of Puerto Rico. He is an active member of the Puerto Rico Medical Association, the American Academy of Ophthalmology, the Puerto Rican Society of Ophthalmology, the University of Puerto Rico School of Medicine Alumni Society, and the Pan-American Society of Ophthalmology. He has served on the Medical Board of the Department of Transportation and Public Works, and the Board of Directors of Ojos, Inc. Doctor Alicea-Cruz holds a BS degree from the University of Puerto Rico, an MD degree from the University of Puerto Rico, School of Medicine, and a Postgraduate Degree in Ophthalmology from the Puerto Rico Medical Center and Affiliate Hospitals.
     José Arturo Álvarez-Gallardo (63 years). Since 2000, he has served on the Boards of Directors of the Corporation and Triple-S, Inc. He also serves as Vice-Chairman of the Board of Directors of Seguros Triple-S, Inc. and of Signature Insurance Agency, Inc., a wholly owned subsidiary of Seguros Triple-S, Inc. Since 1964, Mr. Álvarez-Gallardo has served in various positions with Méndez & Co., Inc., where he serves as President since 1998. He has served on the Boards of Directors of Méndez & Co., Inc., Bamco Products Corporation, International Shipping Agency, Menaco Corporation, and Méndez Realty Equities, Inc. Mr. Álvarez-Gallardo holds a BBA degree in Business Administration from Iona College.
     Luis A. Clavell-Rodríguez, MD (54 years). Doctor Clavell-Rodríguez has been nominated by the Board of Directors to fill the vacancy of Doctor Fernando Longo, whose term as a member of the Board of Directors expires on the date of the annual meeting. Since 1992, Doctor Clavell-Rodríguez has served as the Medical Director at the San Jorge Children’s Hospital and as the Principal Researcher at the Children’s Oncology Group. He has held positions as Professor at the University of Puerto Rico, School of Medicine and is a former Director of the Training Program in Pediatric Hematology/Oncology at the University of Puerto Rico. Doctor Clavell-Rodríguez received a BS degree from the Catholic University of Puerto Rico and an MD degree from the University of Puerto Rico School of Medicine. He also completed his residency at the University of California (Davis), School of Medicine and received fellowships from Harvard Medical School, Children’s Hospital Medical Center in Boston, MA, and the Sidney Farber Cancer Institute. He is certified by the National Board of Medical Examiners, the American Board of Pediatrics, and the Sub-Board of Pediatric Hematology/Oncology.
     Porfirio E. Díaz-Torres, MD (63 years). Since 2000, he has served on the Boards of Directors of the Corporation and Triple-S, Inc. He is also a member of the Board of Directors of Seguros de Vida Triple-S, Inc., Great American Life Assurance Company of Puerto Rico and is a member and Secretary of the Board of Directors of Interactive Systems, Inc. Since 1988, Doctor Díaz-Torres serves as the Director of the Cardiology Division of the Cardiology and Nuclear Center in San Juan, Puerto Rico. Doctor Díaz-Torres is also President of Old Harbor Brewery of Puerto Rico, Inc. and Di’ Rome Productions, Inc. He was Vice-President of the Inter-American College of Cardiology from 1998 to 1999 and President of the Puerto Rican Society of Cardiology from 1995 to 1999. He is an active member of the American College of Cardiologists and American Medical Association. He is active on the medical staff of Centro Cardiovascular de Puerto Rico y del Caribe and Auxilio Mutuo Hospital. Doctor Díaz-Torres holds a BBA degree in Business Administration from the University of Puerto Rico and an MD degree from Universidad Central del Este in the Dominican Republic.
     Vicente J. León-Irizarry, CPA (67 years). Since 2000, he has served on the Boards of Directors of the Corporation and Triple-S, Inc. He is currently Treasurer of the Boards of Directors of the Corporation and of Triple-C, Inc. He is a Certified Public Accountant (CPA) and since January 2002, he has been a business consultant. He worked as consultant for Falcón-Sánchez & Associates, a certified public accounting firm, from February 2000 to December 2001, and as a business consultant from January 1999 to February 2000. He is a member of the Puerto Rico Society of Certified Public Accountants. He holds a B.B.A. degree with a major in Accounting from the University of Puerto Rico.

     Jesús R. Sánchez-Colón, DMD (50 years). Since 2000, he has served on the Boards of Directors of the Corporation and Triple-S, Inc. He is Secretary of the Board of Directors of the Corporation since 2002. Doctor Sánchez-Colón is also the Vice-Chairman of the Board of Directors of Triple-C, Inc. Doctor Sánchez-Colón is a dentist with a private practice since 1982. He is member of the College of Dental Surgeons of Puerto Rico, where he served as Secretary and Auditor. He currently serves as Chairman of the Board of Directors of B. Fernández & Hermanos. Inc. He has been Chairman of the Board of Directors of Delta Dental Plan of Puerto Rico and Vice-Chairman of the Board of Directors of the Corporation for the Economic Development of the City of San Juan. Doctor Sánchez-Colón holds a BA in Psychology from St. Louis University, a DMD from the University of Puerto Rico, and a Postgraduate General Practice Residency at the Veterans Administration Hospital in San Juan, Puerto Rico.
MEMBERS OF THE BOARD OF DIRECTORS
Group 3 Directors – Terms Expiring in 2007
     Mario S Belaval (67 years). Since 1998 and 1999, he has served on the Boards of Directors of Triple-S, Inc. and the Corporation, respectively. Currently, he serves as Vice-Chairman of the Board of Directors of the Corporation. He also serves on the Board of Directors of Seguros Triple-S, Inc. Mr. Belaval served as a consultant of Miradero Capital Partners from 2001 to 2005 and of the Economic Development Bank of Puerto Rico from February 1997 to February 2001. He was Chairman of the Board of Directors of Bacardí Corporation from December 1996 to December 2001. Mr. Belaval has served as a director of the Puerto Rico Investors Tax-Free Family of Funds since March, 1995, of the Tax-Free Puerto Rico Family of Funds since February, 2001, and of UBS IRA Select Growth and Income Puerto Rico Fund since April, 1998. Mr. Belaval holds a BS degree in Economics from Franklin and Marshall College in Pennsylvania.
     Carmen Ana Culpeper-Ramírez (60 years). She has served on the Board of Directors of the Corporation since 2004 and is the Treasurer of the Boards of Directors of Triple-S, Inc., Seguros Triple-S, Inc., and Interactive Systems, Inc. Since April 2004, she has been the Director of the Small Business Administration (SBA) for the Puerto Rico and U.S. Virgin Islands District. From 2000 to March 2004, she was President and Chief Executive Officer of C. Culpeper & Associates, a management consulting business, which offered organizational development, project and financial management services. She serves as a member of the Board of Directors of Levitt Homes, Inc. Ms. Culpeper-Ramírez has served as Chairman of the Board of the San Juan Human Capital Development Board, and as a member of the Board of Directors of Santander BanCorp, Centennial Communications Corporation and of Intech de Puerto Rico. From 1997 to 1999, Ms. Culpeper-Ramírez worked for two years as President of the Puerto Rico Telephone Company, the tenth largest telephone company in the United States, and was responsible for its sale to GTE/Verizon. From 1999 to 2000, she also served as President of the Puerto Rico Chamber of Commerce. She holds a BBA in Finance from the University of Puerto Rico and an MBA from the University of Pennsylvania, Wharton School of Business (International Business).
     Manuel Figueroa-Collazo, PE, PhD (54 years). Since 2004, he has served on the Boards of Directors of the Corporation and Triple-S, Inc. He also serves as a member and Chairman of the Board of Directors of Interactive Systems, Inc. and a member and Secretary of the Board of Directors of Seguros de Vida Triple-S. In February 2006, he was appointed as a member and Secretary of the Board of Directors of Great American Life Assurance Company of Puerto Rico. Since 1999, Mr. Figueroa-Collazo is President of Virtual Educational Resources, Inc., a software development and ISP Company located in Caguas, Puerto Rico. Mr. Figueroa-Collazo is also member of the Boards of Directors of INTECO, Puerto Rico Products Association, EPSCOR, and Vivero de Tecnología y Ciencia de Puerto Rico. He has twelve years of experience in senior management positions and over twenty years of exposure at all management levels within the communications and systems industries. He was General Manager for Lucent Technologies, Mexico and a Department Head at AT&T Bell Laboratories. Mr. Figueroa-Collazo holds a BS, MS, and PhD in Electrical Engineering from the Florida Institute of Technology, and he attended Advanced Management Programs in INSEAD Fontainebleau, France, and University of Pennsylvania, Wharton School of Business.
     Miguel A. Nazario-Franco (59 years). Since 2004, he has served on the Boards of Directors of the Corporation, Triple-S, Inc., and Triple-C, Inc. He also served on the Board of Directors of Interactive Systems, Inc. from 2004 to 2005. Currently, Mr. Nazario is Assistant Secretary of the Board of Directors of the Corporation and Assistant Treasurer of the Board of Directors of Triple-C, Inc. Mr. Nazario-Franco is an active member of the

Boards of Directors of El Nuevo Día, Ferré Investment Fund, and in the Advisory Board of Cortés Industrial Organization. From 1994 to 2002, Mr. Nazario-Franco worked for Puerto Rican Cement Co., Inc. where he held various positions, including those of President, Chief Executive Officer, and President of the Board of Directors. From January 1999 to August 2000, he was President of the Puerto Rico Manufacturers Association. From 2002 to 2004, he served as a member of the Advisory Boards of the Puerto Rico Department of Education and Consejo Asesor de la Industria de la Construcción until December 2004. He also served on the Boards of Directors of the Puerto Rico Aqueduct and Sewage Authority and Compañía para el Desarrollo Integral de la Peninsula de Cantera until December 2005 and in the Board of Directors of Puerto Rico Electric Power Authority until January of 2006. Mr. Nazario-Franco holds a BBA in Accounting from the University of Puerto Rico.
     Juan E. Rodríguez-Díaz, Esq. (64 years). Since December 2004, he has served on the Boards of Directors of the Corporation and Triple-S, Inc. Mr. Rodríguez-Díaz is also Vice Chairman of Seguros de Vida Triple-S and Great American Life Assurance Company of Puerto Rico. Mr. Rodríguez-Díaz is a commercial, corporate and tax attorney authorized to practice law in Puerto Rico and New York who currently works as Senior and Managing Partner of Totti & Rodríguez Díaz. He has worked in various prestigious law firms including Baker & McKenzie, McConnell Valdés, and Sweeting, Pons, González & Rodríguez. Mr. Rodríguez-Díaz also served as Undersecretary of the Department of Treasury of Puerto Rico from 1971-1973. He serves as a member of the Boards of Directors of Industrias Vassallo, Inc., Vassallo Research and Development, Inc., Syroco, Inc., Ochoa Industrial Sales Corp., Ensco Caribe, Inc., Triangle Cargo Services, Inc., and Luis Ayala Colón Sucrs., Inc. Mr. Rodríguez-Díaz holds a BA degree from Yale University, a Juris Doctor (JD) from Harvard University and a Masters of Laws (LLM) from New York University School of Law.
     Manuel Suárez-Méndez, PE (60 years). Since 1998 and 1999, he has served on the Boards Directors of Triple-S, Inc. and the Corporation, respectively. Currently, he is a member and Chairman of the Boards of Directors of Seguros Triple-S, Inc., and Signature Insurance Agency, Inc., a wholly owned subsidiary of Seguros Triple-S, Inc. Since 1972, Mr. Suárez-Méndez is the owner of R.B. Construction Corporation. He has been member of the Puerto Rico College of Engineers, the Home Builders Association, the National Society of Professional Engineers, the General Contractors Association of America, where he served as Chairman in 1994 and as a director for twelve years, and the American Concrete Institute. Mr. Suárez-Méndez holds a BS degree in Civil Engineering from the University of Puerto Rico, Mayagüez Campus, and has postgraduate studies in Urban Planning from the University of Puerto Rico.
     Fernando J. Ysern-Borrás, MD (50 years). Since 1998 and 1999, he has served on the Boards of Directors of Triple-S, Inc. and the Corporation, respectively. He served as Chairman of the Boards of Directors of the Corporation and Triple-S, Inc. from 2002 to 2005. Currently, Doctor Ysern-Borrás is a member and the Secretary of the Board of Directors of Seguros Triple-S, Inc. and is a member of the Board of Directors of Interactive Systems, Inc. Since 1986, he has worked with Grupo Pediátrico in Caguas, Puerto Rico. He has worked in several hospitals and has been Director of the Pediatric Department at the Inter-American Hospital of Advanced Medicine. He has held positions as Assistant Professor at the University of Puerto Rico, School of Medicine, the San Juan Bautista School of Medicine, and Adolescent Medicine Fellowship Director at the Caguas Regional Hospital. He was President of the Health and Social Welfare Commission while he served as a member of the Municipal Assembly of Caguas. He is a member of the Puerto Rico Medical Association and the American Academy of Pediatrics. Doctor Ysern-Borrás holds an MD degree from the University of Puerto Rico, School of Medicine. He has a specialty degree in Pediatrics from the University Pediatrics Hospital in Río Piedras, Puerto Rico, and a subspecialty in Adolescent Medicine. He is also Board Certified in Pediatrics.
Group 1 Directors – Terms Expiring in 2008
     Wilmer Rodríguez-Silva, MD (52 years). He currently serves as Chairman of the Boards of Directors of the Corporation and Triple-S, Inc. Since 1999, he has served on the Boards of Directors of the Corporation and Triple-S, Inc. Doctor Rodríguez-Silva also serves on the Boards of Directors of Seguros de Vida Triple-S, Great American Life Assurance Company of Puerto Rico, Seguros Triple-S, Inc., Interactive Systems, Inc., Triple-C, Inc., and Signature Insurance Agency, Inc. (a wholly owned subsidiary of Seguros Triple-S, Inc.). Doctor Rodríguez-Silva is the former Chief of the Gastrointestinal Section of the San Pablo Medical Center. He is also a member of the American College of Physicians, the American Gastroenterology Association, the American Society for Gastrointestinal Endoscopy, the Puerto Rico Medical Association, former President of the Puerto Rico Society of

Gastroenterology, and the American College of Gastroenterology. Doctor Rodríguez-Silva holds a BS degree from the University of Puerto Rico and an MD degree from the University of Puerto Rico, School of Medicine.
     Arturo R. Córdova-López, MD (62 years). Since 1999, he has served on the Boards of Directors of the Corporation and Triple-S, Inc. He currently is a member and Secretary of the Board of Directors of Triple-S, Inc. and a member and the Assistant Secretary of the Board of Directors of Triple-C, Inc. Doctor Córdova-López is also a member and the Chairman of the Board of the Board of Directors of Seguros de Vida Triple-S and Great American Life Assurance Company of Puerto Rico. In addition, Doctor Córdova-López is an Ad-Honorem Associate Professor of Medicine at the University of Puerto Rico, School of Medicine, since 1986. Doctor Córdova-López has served as a Staff Pneumologist and Critical Care Consultant at Pavía Hospital since 1990. He is a member of the American Thoracic Society, the American College of Physicians, the American Lung Association, the College of Physicians and Surgeons of Puerto Rico, and the American College of Chest Physicians (ACCP), where he was the previous Governor for Puerto Rico. He holds a BS degree in Electrical Engineering from the University of Puerto Rico, an MD degree from the same institution, and a MS degree in Epidemiology from the Harvard University School of Public Health. He is Board Certified in Internal Medicine, Pulmonary Diseases, Critical Care, Managed Care Medicine, and Bariatric Medicine.
     José Hawayek-Alemañy, MD (57 years). Since 2005, he has served on the Boards of Directors of the Corporation and Triple-S, Inc. Since 1976, he serves as Professor at the University of Puerto Rico, School of Medicine. From 1988 to 1998, he was director of the Office of Graduate Medical Education at the University of Puerto Rico, School of Medicine and, from 1998 to 2002, he was Dean of Academic Affairs at the University of Puerto Rico, School of Medicine. He is President of the OB-GYN Section of the Puerto Rico Medical Association. Since 2000, he represents Puerto Rico in the Maternal Mortality & Morbidity Committee of the American College of OB-GYN. From 2003 to 2005, he was Senate Member and Treasurer of the OB-GYN Section of the Medical College of Puerto Rico. He also served as President of the Medicare Carrier Advisory Committee in Puerto Rico. He holds a BS degree in pre-medicine from the University of Puerto Rico, Mayagüez Campus, an MD degree from the University of Puerto Rico, School of Medicine, and a Specialty in OB-GYN from University Hospital.
     Wilfredo López-Hernández, MD (62 years). Since 1999, he has served on the Boards of Directors of the Corporation and Triple-S, Inc. Currently, he is a member and Vice-Chairman of the Board of Directors of Triple-S, Inc. and a member and Chairman of the Board of Directors of Triple-C, Inc. Doctor López-Hernández has a private medical practice since 1979. He was an Associate Professor at the University of Puerto Rico, School of Medicine, an Associate Professor at the San Juan Bautista School of Medicine, and Chief of Service at San Rafael Hospital. Since 1979, he has been a member of the Puerto Rico Urological Association, Société International D’Urologie, American Confederation of Urology, and the American Urological Association. He holds a BS degree from the University of Puerto Rico, an MD degree from the University of Santiago de Compostela, Spain, and a Specialty in Urology from the University of Puerto Rico, School of Medicine.
     Adamina Soto-Martínez, CPA (58 years). Since 2002, she has served on the Boards of Directors of the Corporation and Triple-S, Inc. She is Assistant Treasurer of the Board of Directors of the Corporation and a member and Treasurer of the Board of Directors of Seguros de Vida Triple-S and Great American Life Assurance Company of Puerto Rico. She is a Certified Public Accountant (CPA) and a partner and a founding member of the firm Kevane Soto Pasarell Grant Thornton, LLP, certified public accountants. Ms. Soto-Martínez is a member of the Puerto Rico Society of Certified Public Accountants and the American Institute of Certified Public Accountants. She is a graduate of the University of Puerto Rico.
MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
     Scheduled meetings of the board are held at least once a month. Special board meetings are held when convened by the Chairman, or by at least five directors. The board of directors met twenty-one times during 2005. All of the directors attended 75% or more meetings of the board. All of the directors, with the exception of Mr. Manuel Figueroa-Collazo and Dr. José Hawayek-Alemañy, attended 75% or more committee meetings on which such directors served. Mr. Figueroa-Collazo attended 72% (8 of 11 meetings) of the Audit Committee meetings and 25% (1 of 4 meetings) of the Compensation Committee meetings, and Doctor Hawayek-Alemañy attended 33% (1 of 3 meetings) of the Resolutions and Regulations Committee meetings.

     While we encourage directors to attend our annual meeting of shareholders, we have not adopted a formal policy that all directors must attend annual meetings of shareholders. All of our directors attended the last annual meeting of shareholders.
BOARD OF DIRECTORS INDEPENDENCE
     The board has determined that Mr. Belaval, Ms. Culpeper-Ramírez, Mr. Figueroa-Collazo, Mr. León-Irizarry, Mr. Nazario-Franco, Ms. Soto-Martínez, Mr. Rodríguez-Díaz, and Mr. Suárez-Méndez have no material relationship with the Corporation. Although our capital stock is not listed for trading on the New York Stock Exchange, or “NYSE,” and we are not subject to the NYSE listing standards, our board has adopted the NYSE director independence standards as guidelines for corporate governance policy. The previously mentioned directors are independent under these director independence standards as determined by the board.
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SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
     Any shareholder who desires to contact the board or any of its members individually may do so by writing to: Triple-S Management Corporation, Board of Directors, P.O. Box 363628, San Juan, P.R. 00936-3628. The board will give appropriate attention to written communications that are submitted by the shareholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice from legal counsel, the Chairman of the board is responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the other directors as he considers appropriate. The Chairman will forward communications to all directors if they relate to important substantive matters or include important suggestions or comments that merit a director’s attention. In general, communications related to corporate governance and long-term corporate strategy are more likely to be forwarded than communications related to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
     Alternatively, a shareholder may contact our Audit Committee telephonically by calling the toll-free number 1-866-384-4277 or electronically through www.ethicspoint.com. Communications received by the Audit Committee that are not related to accounting or auditing matters, may be discretionally forwarded by the Audit Committee or any of its members to other committees of the board of directors or management for review.
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STANDING COMMITTEES
     The Bylaws of the Corporation provide that the board of directors shall have the following standing committees: Corporate Governance Committee, Finance Committee, Resolutions and Regulations Committee, Nominations Committee, Compensation Committee, and Audit Committee. The board may create any other committee it deems necessary for the proper operation of our business. In addition to these standing committees, the Corporation has a number of ad hoc committees.
     A brief description of each of the Nominations Committee, Compensation Committee and the Audit Committee is set forth below:
Nominations Committee
     The duties of the Nominations Committee are to: (1) identify and recommend individuals who are best qualified to become members of the board that will be presented as candidates to be endorsed by the board at the annual meetings, (2) recommend to the board the best qualified candidates that can fill vacancies in the board, (3) establish and periodically review the qualifications of the candidates to be endorsed by the board, and (4) recommend to the board the best qualified candidates to occupy the position of President of the Corporation. A complete list of all the duties of the Nominations Committee is found in its charter, which is included as Exhibit A to this proxy statement.
     The committee met seven times during the fiscal year ended on December 31, 2005. As of March 31, 2006, the members of the committee are: Doctor Longo-Rodríguez, Chair of the committee, Doctor Córdova-López, Mr. Figueroa-Collazo, Doctor Hawayek-Alemañy, Mr. Nazario-Franco, Mr. Rodríguez-Díaz, Doctor Rodríguez-Silva, Mr. Suárez-Méndez, and Doctor Ysern-Borrás.
     Pursuant to SEC rules, the board, in its best judgment, has determined that Messrs. Figueroa-Collazo, Nazario-Franco, Rodríguez-Díaz and Suárez-Méndez satisfy the applicable independence requirements as currently defined by the board of directors.
     The nominations process followed by the committee is as follows:
(1)	Shareholders may nominate candidates to the board. Candidates recommended by shareholders will receive the same consideration as candidates recommended otherwise. The information of the candidates nominated by a shareholder must be addressed to the attention of the Secretary of the board.

(2)	The Nominations Committee’s duties are to ensure that the board has the plans, procedures, and resources needed to identify, recruit, and retain directors. The Nominations Committee will identify the individuals who, in their judgment, are best qualified to serve on the board and present its recommendations to the board for endorsement at the annual meeting. This committee will also make recommendations to fill any vacancies in the board that might arise from time to time.

(3)	Individuals interested in serving as directors must meet all legal and statutory requirements. These minimum requirements are contained in Article 7-2 of our Bylaws. They include the following: (a) not having filed for bankruptcy, nor engaged in any fraudulent conveyance, (b) not have been convicted of a crime involving moral depravation, and (c) not be a director or officer of a bank, a savings and loans association, an institution engaged in the business of receiving deposits and lending money in Puerto Rico or any entity or corporation in which any of the institutions referred to herein have a direct or indirect substantial economic interest or relationship of owner, subsidiary, or affiliate of any entity or corporation which owns, directly or indirectly, a substantial economic interest in any of said institutions, except that a person can fulfill his duties as director or officer of a financial holding company or a depository institution with whom an insurance company affiliated to us has a relationship, directly or indirectly, as owner, subsidiary or affiliate. In the case of directors who are physicians or dentists, they should have been active participants in Triple-S, Inc., one of our subsidiaries, for at least two (2) years prior to their nomination as one of our directors. The proposed Amended and Restated By-Laws of the Corporation eliminate the requirement set forth in the preceding sentence.

(4)	The Nominations Committee develops qualifying criteria and is responsible for identifying, interviewing, and selecting those potential candidates that, in their judgment, are best qualified, and make the appropriate recommendations to the board. Throughout this process, the committee may verify that the selected individuals possess the following specific qualities or skills: (a) experience or relevant knowledge, (b) time availability and commitment, (c) good reputation, (d) analytical thinking, (e) ability to work as a team, (f) independent judgment, and (g) ability to verbalize and present ideas in a rational and eloquent fashion. In addition, the Nominations Committee may include other requirements that it may deem necessary to strengthen the Corporation and fulfill its needs as vacancies occur. This practice is aimed at complying with good corporate governance practices.

(5)	The Nominations Committee has the authority to hire and terminate the services of any professional third-party search firm to identify potential candidates for the position of director.

(6)	The committee identified and recommended to the board five nominees to be re-elected as directors who are currently members of the board: Dr. Valeriano Alicea-Cruz, Mr. José Arturo Álvarez-Gallardo, Dr. Porfirio E. Díaz-Torres, CPA Vicente León-Irizarry, and Dr. Jesús Sánchez-Colón.

(7)	The committee also identified and recommended to the board one nominee to be elected as director of the board who is not currently serving as director: Dr. Luis A. Clavell-Rodríguez.

Compensation Committee
     The duties of the Compensation Committee are to: (1) develop, recommend, and review the compensation policies for our executive officers, (2) recommend to the board the compensation of our executive officers, and (3) recommend to the board those changes to the compensation levels of our directors that are deemed necessary.
     The committee met seven times during the fiscal year ended December 31, 2005. As of March 31, 2006, the members of the committee are: Ms. Soto-Martínez, Chair of the committee, Mr. Belaval, Ms. Culpeper-Ramírez, Mr. León-Irizarry, and Dr. Rodríguez-Silva.
Audit Committee
     The Audit Committee reviews the following matters: (1) whether we have adequate internal controls and our compliance with applicable laws and regulations, (2) activities of the Internal Audit Office, (3) results from audits made by regulators, (4) our consolidated financial statements, and (5) the annual report prepared by external auditors. In addition, the Audit Committee appoints the independent public accounting firm to serve as our external auditors and the Vice-President of Internal Audit, when such position becomes vacant.
     The committee met eleven times during the fiscal year ended December 31, 2005. As of March 31, 2006, the members of the committee are: Mr. Belaval, Chair of the committee, Ms. Culpeper-Ramírez, Mr. Figueroa-Collazo, Mr. León-Irizarry, Mr. Nazario-Franco, Ms. Soto-Martínez and Mr. Suárez-Méndez.
AUDIT COMMITTEE REPORT
     The Audit Committee Charter establishes that the committee shall consist of five or more members of the board. Pursuant to SEC rules, the board has determined that each member of the Audit Committee is independent. In making this determination, the board follows the requirements set forth in the NYSE’s director independence rules. Currently, the Audit Committee is comprised of seven directors all of whom are independent. The Audit Committee held eleven meetings during the fiscal year ended December 31, 2005. Form 10-K and Form 10-Q filings were discussed in four of such meetings.
     The role of the Audit Committee is to assist the board in its oversight of our financial reporting process, as well as our internal and external audit processes. The committee can communicate directly with the board and require corrective plans related to findings included in reports submitted by the internal or external auditors, as well as any other matter brought to the attention of the committee. The Audit Committee operates pursuant to a charter that was adopted by the board of directors and ratified on March 7, 2006. A copy of such charter, as amended, is attached to this proxy statement as Exhibit B.
     The charter states that: (1) the Chair of the Audit Committee shall be appointed by the members of the committee and (2) the committee shall appoint the Vice-President of the Internal Audit Office when such position is vacant. The committee has the resources and authority to discharge its responsibilities, including the authority to engage external auditors for special audits, reviews, and other procedures and to retain special counsel and other experts, consultants, or advisors. The committee appoints or terminates the engagement of the external auditors and reviews the external auditors’ proposed audit scope and approach, including coordination of the audit effort with the Internal Audit Office.

     In the performance of its oversight function, the Audit Committee has considered and discussed our audited financial statements for the fiscal year ended December 31, 2005 with management and KPMG LLP, our independent auditors.
     The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” In addition, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (“Independence Discussion with Audit Committees”), as currently modified or supplemented. The Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to us is compatible with maintaining the auditors’ independence, and has discussed with the independent auditors the auditors’ independence from us and our management.
     As set forth in the charter, our management is responsible for: (1) the preparation, presentation, and integrity of our consolidated financial statements, and (2) maintaining appropriate accounting and financial reporting principles, policies, and internal controls and procedures that comply with accounting standards and applicable laws and regulations. Our independent auditors, KPMG LLP, are responsible for auditing our consolidated financial statements and expressing an opinion as to their consistency with generally accepted accounting principles.
     The members of the committee are not our employees. While some of them may be accountants or auditors by profession, the Audit Committee relies on, and makes no independent verification of, the financial or other information presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to achieve compliance with accounting standards, and applicable laws and regulations.
     Based on the Audit Committee’s consideration of the audited financial statements and the discussions referred to above with management and the independent auditors, and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the charter and those discussed above, the committee recommended to the board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.
Submitted by:
Mario S Belaval
Carmen Ana Culpeper-Ramírez
Manuel Figueroa-Collazo, PE, PhD
Vicente J. León-Irizarry, CPA
Miguel A. Nazario-Franco
Adamina Soto-Martínez, CPA
Manuel Suárez-Méndez, PE
Dated: March 31, 2006
AUDIT COMMITTEE FINANCIAL EXPERT
     The board of directors has determined that Mr. León-Irizarry is the audit committee financial expert as defined by Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended. For a brief listing of the relevant experience of the members of the Audit Committee, please see “Board of Directors” and “Standing Committees” above.
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APPOINTMENT OF INDEPENDENT AUDITORS
     The Audit Committee intends to retain the services of KPMG LLP, as independent auditors, to audit the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2006. Representatives of KPMG LLP will be present at the annual meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.
EXECUTIVE OFFICERS
     The following information sets forth the names of our executive officers, including their age, education and business experience during the past five years and the period during which each such person has served as one of our executive officers.
     Ramón M. Ruiz-Comas, CPA (49 years). Since May 2002, he has served as President and Chief Executive Officer of the Corporation, and as such, has served as a Director on the Board of Directors of the Corporation. Currently, he also serves as a Director of the Boards of Directors of Triple-S, Inc., Seguros Triple-S, Inc., Seguros de Vida Triple-S, Great American Life Assurance Company of Puerto Rico, Interactive Systems, Inc., Triple-C, Inc., and Signature Insurance Agency, Inc. (a wholly owned subsidiary of Seguros Triple-S, Inc.). Mr. Ruiz-Comas served as Executive Vice-President of the Corporation from November 2001 to April 2002 and as Senior Vice-President and Chief Financial Officer of the Corporation from February 1999 to October 2001. From 1995 to 1999 Mr. Ruiz-Comas served as Triple-S, Inc.’s Senior Vice-President of Finance and from 1990 to 1995 he was Vice-President of Finance. He is a Certified Public Accountant (CPA) and a member of the Puerto Rico Society of Certified Public Accountants and the American Institute of Certified Public Accountants. He holds a Juris Doctor (JD) degree and a B.B.A. degree with a major in Accounting from the University of Puerto Rico.
     Socorro Rivas-Rodríguez, CPA (58 years). Ms. Rivas has served as President and Chief Executive Officer of Triple-S, Inc. since May 2002. Prior to her appointment as President and Chief Executive Officer, Ms. Rivas served in various positions in Triple-S, Inc., including General Manager and Executive Vice-President of Triple-S., Inc. from 1999 to 2002, and Executive Vice-President from 1990 to 1999, and Director of Internal Audit from 1982 to 1990. She is a Certified Public Accountant since 1987 and a member of the Puerto Rico Society of Certified Public Accountants. Ms. Rivas has a B.A. degree with concentrations in mathematics and accounting from the University of Puerto Rico.
     Arturo Carrión, CPA (48 years). Mr. Carrión has served as President of Great American Life Assurance Company of Puerto Rico since 1998 and President of Seguros de Vida Triple-S since March 16, 2006. Prior to this appointment, Mr. Carrión served as Vice-President of Finance of Great American Life Assurance Company of Puerto Rico from 1987 to 1998. Prior to joining Great American Life Assurance Company of Puerto Rico, Mr. Carrión worked at KPMG LLP from 1978 to 1987. He is a Certified Public Accountant and a member of the Puerto Rico Society of Certified Public Accountants. Mr. Carrión graduated from the University of Puerto Rico obtaining a B.B.A. degree with a major in Accounting.
     Eva G. Salgado (49 years). Ms. Salgado has served as President of Seguros Triple-S, Inc. since July 2003. Prior to this appointment, Ms. Salgado served in various positions in Seguros Triple-S, Inc., including, Senior Vice-President of the Underwriting Department from 2002 to 2003, Vice-President of the Underwriting Department from 1997 to 2002 and Vice-President of Marketing. Prior to joining Seguros Triple-S, Inc., Ms. Salgado worked at Integrand Assurance Company as Senior Vice-President of the Underwriting Department from 1992 to 1996. Ms. Salgado has a B.A. from the University of Puerto Rico with a concentration in Finance. She also studied underwriting at the Insurance Institute of America.
     Roberto O. Morales-Tirado, Esq. (62 years). Mr. Morales was appointed President of Signature Insurance Agency, Inc. in February 2006. Prior to being appointed as President of Signature Insurance Agency, Mr. Morales served as President and Chief Executive Officer of Seguros de Vida Triple-S, Inc. since 2000. From 1998 to 2000, Mr. Morales served as a consultant for the Corporation. From 1993 to 1998, Mr. Morales served as President and Chief Executive Officer of AIG Life Insurance Company of Puerto Rico. Mr. Morales received a B.A degree from the University of Puerto Rico and a Juris Doctor degree from the Interamerican University of Puerto Rico School of Law.

     Luis A. Marini-Mir (57 years). Doctor Marini has been President of Triple-C, Inc. since October 1999. Prior to his appointment, Doctor Marini served as Dental Director of Triple-S, Inc. from February 1998 to October 1999. From April 1975 to December 2000, Doctor Marini had a private practice limited to Pediatric Dentistry. Doctor Marini is a former Dean of the University of Puerto Rico School of Dentistry. Doctor Marini received a degree from the University of Puerto Rico (Mayagüez Campus) with a concentration in pre-medicine and obtained a degree of Doctor in Medical Dentistry (D.M.D.) from the University of Puerto Rico School of Dentistry. He also obtained a Certificate in Pediatric Dentistry from the University of Puerto Rico, School of Dentistry.
     Carlos D. Torres-Díaz (47 years). He has served as President of Interactive Systems, Inc. since 1996. Prior to his appointment as President of Interactive Systems, Inc., Mr. Torres served as Vice-President of Systems Development from April 1990 to January 1996. Before joining the Corporation, Mr. Torres served as EDP Administration Manager at Banco Popular de Puerto Rico. Mr. Torres has a B.B.A. degree from the Interamerican University of Puerto Rico with a concentration in the Management of Information Systems.
     Juan J. Román-Jiménez, CPA (40 years). Mr. Román has served as Vice-President of Finance and Chief Financial Officer of the Corporation since 2002. Prior to his appointment as Chief Financial Officer of the Corporation, Mr. Román served as Executive Vice-President of Triple-C, Inc. from 1999 to 2002 and Vice-President of Finance of Triple-C, Inc. from 1996 to 1999. Prior to joining the Corporation, Mr. Román worked at KPMG LLP from 1987 to 1995. He is a Certified Public Accountant since 1989 and a member of the Puerto Rico Society of Certified Public Accountants. He earned a B.A. in Business Administration with a concentration in Accounting from the University of Puerto Rico, Rio Piedras.
     Juan J. Rodríguez-Gilibertys, CPA (42 years). Mr. Rodríguez-Gilbertys has served as Vice-President of the Audit Department of the Corporation since December 2004. Prior to his appointment at the Corporation, Mr. Rodríguez-Gilbertys served as Undersecretary of the Puerto Rico Treasury Department from January 2001 to November 2004. Mr. Rodríguez-Gilbertys served as Director of Finance for the Municipality of San Juan from 1997 to 2001. Mr. Rodríguez-Gilbertys received a degree of Bachelor in Business Administration (B.B.A.) from the University of Puerto Rico with a concentration in Accounting. He also received a Juris Doctor degree from the Interamerican University School of Law. He is a Certified Public Accountant, a Certified Internal Auditor and a member of the Puerto Rico Society of Certified Public Accountants.
     Enrique R. Ubarri-Baragaño, Esq. (34 years). Mr. Ubarri has served as Vice-President of Legal Affairs of the Corporation since September 2005. Prior to his appointment, Mr. Ubarri served as Senior Vice-President, Director of Legal and Compliance Division, Secretary of the Board of Directors of Santander BanCorp from October 2000 to August 2005. He also worked as an attorney with the firm Fiddler González & Rodríguez, PSC from January 1999 to September 2000. Mr. Ubarri holds a B.A. in Political Science with a minor in Economics from Boston University; a Juris Doctor from the Interamerican University School of Law; a Masters of Laws (LLM) in Securities and Financial Regulation from the Georgetown University Law Center; a Masters of Laws (LLM) in Banking Law from the Morin Center at Boston University School of Law; and a Masters of Business Administration (MBA) from the Carroll Graduate School of Management at Boston College.
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OTHER RELATIONSHIPS, TRANSACTIONS AND EVENTS
     Certain of our directors and executive officers have immediate family members who are employed by us or our subsidiaries. The compensation of these family members is established in accordance with the pertinent employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions.
     In the ordinary course of business, our subsidiaries Triple-S, Inc., Great American Life Assurance Corporation of Puerto Rico, Seguros de Vida Triple-S, Inc. and Seguros Triple-S, Inc., provide insurance to Méndez & Co., Inc., an entity in which one of our directors serves as President. In addition, Great American Life Assurance Corporation of Puerto Rico, Seguros de Vida Triple-S, Inc., and Seguros Triple-S, Inc. provide their insurance products to some of our directors in their individual businesses or practices.

     The terms of the agreements with Méndez & Co., Inc., as well as the terms on which we provide insurance to such directors, are comparable to the terms of agreements with companies or individuals who do not have persons associated with us or individuals serving as our directors.
     Directors of the Corporation that are physicians, dentists or their related entities are also service providers of Triple-S, Inc. in the ordinary course of their business as physicians and dentists. The terms of their respective agreements as service providers of Triple-S, Inc. are the same as the agreements of physicians and/or dentists who are not our directors.
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AMENDMENTS TO THE ARTICLES OF INCORPORATION
     On January 13, 2006, we announced our board of directors’ resolution to make an initial public offering, or “IPO,” of our stock. In the IPO, shares of the Corporation’s common stock would be offered for sale to the public. We expect that a portion of the shares offered for sale in our IPO would be shares owned by our existing shareholders and that each of our existing shareholders would have an equal opportunity to sell for cash some portion of their shares to the public in the IPO. As part of the process required to accomplish our eventual IPO, the Corporation needs to take a number of important preparatory steps that include amendments to our corporate bylaws and articles of incorporation.
     Following our IPO announcement, on March 7, 2006, the board adopted resolutions approving the Amended and Restated Articles of Incorporation of the Corporation, or the “Amended and Restated Articles,” and recommended that they be presented for shareholder approval at the annual meeting. The Articles of Incorporation of the Corporation, or the “Articles,” and applicable law require that the proposed Amended and Restated Articles be presented for approval by our shareholders. The board believes, for the reasons set forth below, that in order to prepare the Corporation for its proposed IPO, it is in the best interest of the Corporation and that of its shareholders to adopt the Amended and Restated Articles (Proposal 2), increase our authorized capital (Proposal 3), and eliminate Article SIXTH of the existing Articles (Proposal 4).
Purpose of the Amendments
   Modification of restrictions on ownership and transfer
     The adoption of the Amended and Restated Articles would modify existing restrictions on the ownership and transfer of our shares of common stock in order to make such restrictions more consistent with those contained in the articles of incorporation and bylaws of comparable publicly-traded companies. Most fundamentally, the Amended and Restated Articles would eliminate the provision in our Articles that prohibits the ownership of our common stock by persons that are not physicians, dentists or certain limited healthcare institutions and the limitation that no current shareholder may own more than 21 shares of our common stock. In addition, our Articles currently prohibit any shareholder from owning 5% or more of our outstanding common stock. The Amended and Restated Articles would modify the current 5% limitation with the somewhat less restrictive new ownership limitations described below under “Description of the Amended and Restated Articles of Incorporation — Restrictions on Ownership and Transfer.” The Amended and Restated Articles would also eliminate the Corporation’s preferential right to acquire common stock in the event of a shareholder sale, donation or other transfer or assignment of our shares.
     The current ownership and transfer restrictions in our Articles, together with those contained in our By-laws, effectively prevent shareholders from selling their shares at a price above $40 per share. One of the significant benefits of an IPO is that it would allow the creation of a public market for our stock and expand our shareholder base, thereby giving current shareholders an opportunity to realize the market value of their shares by selling them for cash to the public. Although no assurances can be given as to whether a secondary market will develop for our shares after the IPO or as to the liquidity of any such market, we expect that once our shares are publicly-traded, shareholders will be able to freely sell their shares at a price that reflects the fair market value of the Corporation. Such sales would provide a means for our shareholders, in addition to that provided by the IPO itself, to realize any appreciation in the value of their investment in the Corporation, which it is currently not possible for them to do. In addition, the elimination of the current restrictions and the potential creation of a public market for our capital stock through the IPO would provide our shareholders financial flexibility, including potential use of our stock as collateral to secure their debt.
     We cannot tell you at what price shares would be offered in the IPO or, relatedly, what the market value of our shares will be after completing the IPO. However, we have considered the prices at which companies similar to ours have conducted their IPOs and, based on that consideration, would not expect to go forward with an IPO of the Corporation at a price per share materially below book value, which was approximately $35,000 per share at December 31, 2005. The price at which you could sell additional shares in any secondary market that develops following the IPO could be less or more than the IPO price, depending upon market conditions and the Corporation’s financial performance. You should also note that management has not concluded that the market value of the Corporation is equal to its book value. We believe that book value per share is relevant only as an approximation of the minimum price at which we would expect to go forward with an IPO.
   Increase of authorized capital
     The Amended and Restated Articles contain an amendment to Article FIFTH of our Articles that would increase the authorized capital of the Corporation (Proposal 3). The board believes that the new capital structure more appropriately reflects the present and future needs of the Corporation and recommends that the shareholders approve such amendment. In particular, the increase in our authorized capital is necessary to allow us to issue shares of capital stock in preparation for the IPO. Such an increase will have no impact on the economic value of your investment in the Corporation or your voting rights. We currently have no specific plans, understandings or agreements for the issuance of additional shares of our capital stock, other than in connection with the proposed IPO.
     The price at which shares are sold to the public in an IPO is intended to reflect the value of the Corporation. At the same time, IPO shares for companies comparable to us are customarily priced in between $20 per share and $50 per share. Accordingly, in connection with an IPO, a company must adjust (usually increase) the number of its outstanding shares as necessary so that the estimated value of the company divided by the total number of shares to be outstanding after the IPO is between $20 and $50. In our case, we will be required to substantially increase the number of outstanding shares prior to the IPO in order for the IPO price per share to fall in this range. Such an increase in the number of shares outstanding has no impact on the value of your investment. For example, if you currently hold 10 shares with a hypothetical market value of $350,000 ($35,000 per share) and we increase the total number of shares outstanding prior to the IPO by a factor of 1,000 (1,000 shares for every 1 share), as a result of that increase you would hold 10,000 shares with the same hypothetical total value of $350,000, but a hypothetical value per share of $35.00. Such an increase in the number of outstanding shares is referred to as a “stock split”. As noted above, we have not concluded that the market value of the Corporation is equal to its book value. The following table sets out the effect of various possible stock splits on a holding of 10 shares with a theoretical value of $35,000 per share:

	Number of	Value of Shareholder’s	Theoretical
Split Ratio	Shares	Holding	Value per Share
750:1	7,500	$350,000	$46.67
1,000:1	10,000	$350,000	$35
1,250:1	12,500	$350,000	$28
1,500:1	15,000	$350,000	$23.33
2,000:1	20,000	$350,000	$17.50
     After the completion of the IPO, the authorization of additional shares of capital stock would give the board the ability to issue shares of capital stock from time to time as it deems necessary for any proper corporate purpose, including stock splits, stock dividends and future acquisitions, subject to any shareholders approval requirements under applicable law. We may also issue stock to acquire complimentary businesses and to fund our future activities. In addition, to continue to attract, retain and motivate key employees, we may determine to issue stock options and other equity awards.

     The Amended and Restated Articles would also authorize the creation of a new class of serial preferred stock, which would provide us with an alternate means of raising capital. The preferred stock may be issued from time to time in one or more series with such rights, preferences and privileges, including dividend rates, conversion and redemption prices, as may be determined by the board.
     The proposed increase in authorized capital could have a number of effects on our shareholders, depending upon the exact nature and circumstances of any actual issuance of capital stock. If we issue additional shares of our common stock, it may potentially have the effect of discouraging takeover attempts against us by making it more difficult to obtain shareholders’ approval for certain corporate actions, such as a merger. The increase in authorized shares of our common stock, however, is not related to any anti-takeover measures, and the board and management have no knowledge of any current efforts by anyone to obtain control of the Corporation or to effect large accumulations of our common stock.
     The terms of any common stock issuance will be determined by the board and will depend on, among others things, the reasons for the issuance and on existing market conditions, as well as other factors existing at the time. As mentioned above, we currently have no specific plans, understandings or agreements for the issuance of additional shares of our capital stock, other than in connection with the proposed IPO. The board however believes that if an increase in authorized capital were to be postponed until a specific need arose, the delay and expense incident to obtaining shareholder approval at that time could significantly impair our ability to consummate a transaction or to meet financing requirements or other objectives.
   Elimination of Certain Liabilities of Directors; Indemnification of Directors and Officers
     The Amended and Restated Articles would include a provision to eliminate the personal liability of our directors to the Corporation or its shareholders for monetary damages due to breaches of their fiduciary duties to the extent permitted under the Puerto Rico General Corporations Law of 1995, as amended, or the “PRGCL”. In addition, the Amended and Restated Articles also provide that we will indemnify each present and former director and officer of the Corporation and each of our subsidiaries, and such of our agents as the board shall determine, to the fullest extent permitted by the PRGCL. We may also purchase and maintain insurance for the benefit of our present and former directors and officers. In light of the proposed IPO, the basic purpose of these proposed amendments is to encourage our directors, especially the independent directors, to continue to serve on the board and to enable the Corporation to continue to find and elect qualified individuals as directors from time to time and to afford them adequate and reasonable insulation from personal liability. See “Description of the Amended and Restated Articles of Incorporation — Elimination of Certain Liabilities of Directors; Indemnification of Directors and Officers.”
   Amendment of Certain Provisions of the Amended and Restated Articles.
     In the Amended and Restated Articles, we reserve the right to amend any provision contained in the Amended and Restated Articles, in the manner now or hereafter prescribed by the PRGCL or other applicable law (which generally requires the approval of a majority of the issued and outstanding voting shares of capital stock of the Corporation), and all rights conferred upon shareholders by this section are granted subject to the aforementioned reservation. However, the affirmative vote of the holders of at least three-fourths of the issued and outstanding voting shares of capital stock of the Corporation would be required for the amendment of certain sections, subject to certain limitations.
Effectiveness of Amended and Restated Articles
     If Proposals 2, 3 and 4 are adopted, the Amended and Restated Articles will become effective upon the filing thereof with the Puerto Rico Department of State. However, if all proposals are not adopted, then such proposals shall be ineffective, notwithstanding the fact that any such proposal received sufficient votes for its approval.

Required Vote
     Our Articles require that any amendment to the Articles be approved by two-thirds of our issued and outstanding common stock entitled to vote. An increase or change to our authorized capital stock may, however, be approved by the majority vote of our issued and outstanding common stock entitled to vote. In addition, the proposed elimination of Article SIXTH of the existing Articles must be approved by three-fourths of our issued and outstanding common stock entitled to vote. The different voting requirements contained in our Articles means that less votes are required to increase our authorized capital stock than to amend other sections of the Articles including, among others, those sections imposing transfer restrictions on our common stock, limitations on the type of person who may become a shareholder and the 21 share ownership limitation. Accordingly, Proposals 2, 3 and 4 have been separated as independent proposals to account for the different voting requirements necessary to approve an amendment to the Articles and an increase to our authorized capital stock. Even if the increase to our capital stock (Proposal 3) is approved by a majority of our issued and outstanding common stock entitled to vote, the approval of the Amended and Restated Articles (Proposal 2) would still require the approval of two-thirds of our issued and outstanding common stock entitled to vote and the approval of the proposed elimination of Article SIXTH of the existing Articles would still require the approval of three-fourths of our issued and outstanding common stock entitled to vote. The adoption of Proposals 2, 3 and 4 by our shareholders is necessary to implement the changes to our Articles required to be in a position to start our IPO process. However, the approval of any of Proposals 2, 3 and 4 is conditioned upon the prior approval by the shareholders of the other two Proposals.
     The discussion contained herein is qualified in its entirety by, and should be read in conjunction with, the Amended and Restated Articles, a copy of which are attached hereto as Exhibit C.
PROPOSAL 2: APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION (OTHER THAN ARTICLE FIFTH)
     The board has adopted the Amended and Restated Articles, which amend and/or eliminate certain provisions of the Articles. See “Description of the Amended and Restated Articles of Incorporation” for a description of the proposed amendments to the Articles.
     The affirmative vote of two-thirds of the common stock issued and outstanding entitled to vote on the record date is required to approve the Amended and Restated Articles as set forth in Exhibit C hereto. However, if Proposals 3 and 4 are not approved by the requisite shareholder vote, then the Amended and Restated Articles of Incorporation in this Proposal 2 will not be effective.
     As discussed above, the board believes that the proposal to adopt the Amended and Restated Articles as set forth in Exhibit C hereto is in the best interest of our shareholders and unanimously recommends a vote FOR the proposal.
PROPOSAL 3: APPROVAL OF ARTICLE FIFTH OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
     The board has adopted Article FIFTH of the Amended and Restated Articles which would: (i) increase our authorized capital; and (ii) authorize the creation of preferred stock, with such terms, preferences and designations as the board may decide from time to time. See “Description of the Amended and Restated Articles of Incorporation — Authorized Stock” for a description of Article FIFTH of the Amended and Restated Articles.
     The affirmative vote of the majority of the common stock issued and outstanding entitled to vote on the record date is required to approve Article FIFTH of the Amended and Restated Articles. However, if Proposals 2 and 4 are not approved by the requisite shareholder vote, then the approval of Article FIFTH of the Amended and Restated Articles of Incorporation in this Proposal 3 will not be effective.
     The board believes that the proposal to approve Article FIFTH of the Amended and Restated Articles is in the best interest of our shareholders and unanimously recommends a vote FOR the proposal.

PROPOSAL 4: APPROVAL OF ELIMINATION OF ARTICLE SIXTH OF THE EXISTING ARTICLES OF INCORPORATION
     The board, by adopting the Amended and Restated Articles of Incorporation, has approved the elimination of Article SIXTH of the existing Articles that prohibits the ownership of our common stock by persons that are not physicians, dentists or certain limited healthcare institutions and provides that no current shareholder may own more than 21 shares of our common stock nor 5% or more of our shares of common stock. Instead, new limitations on ownership and transfer of our common stock are included in the Amended and Restated Articles. The new limitations, as set forth in the Amended and Restated Articles, create various limitations on ownership and transfer of our capital stock that apply to different types of investors. See “Description of the Amended and Restated Articles — Restrictions on Ownership and Transfer.”
     The affirmative vote of three-fourths of the shares of common stock issued and outstanding entitled to vote on the record date is required to approve the elimination of Article SIXTH of the existing Articles. However, if Proposals 2 and 3 are not approved by the requisite shareholder vote, then the elimination of Article SIXTH of the existing Articles in this Proposal 4 will not be effective.
     The board believes that the proposal to approve the elimination of Article SIXTH of the existing Articles is in the best interest of our shareholders and unanimously recommends a vote FOR the proposal.
DESCRIPTION OF THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
     The following is a summary of certain important differences between the Articles and the Amended and Restated Articles. This summary is qualified in its entirety by reference to the complete text of the Amended and Restated Articles, as set forth in Exhibit C hereto.
     Purpose. As permitted by the PRGCL, the relation of our specific powers contained in Article FOURTH of the Articles has been substituted for general language that allows us to conduct or promote any lawful act or activity for which corporations may be organized under the PRGCL.
     Authorized Stock. The Articles provide that our authorized capital is $500,000 divided in 12,500 shares of common stock with a par value of $40 per share. The Amended and Restated Articles provide that we are authorized to issue 200,000,000 shares of stock, consisting of 100,000,000 shares of common stock, par value $1.00 per share, and 100,000,000 shares of preferred stock, par value $1.00 per share. Shares of preferred stock may be issued in one or more series with such terms, preferences and designations as the board may provide.
     Elimination of Certain Liabilities of Directors; Indemnification of Directors and Officers.
     Elimination of certain director liabilities. Unlike the Articles, which have no provisions regarding the liability or indemnification rights of directors and officers, the Amended and Restated Articles provide that the personal liability of our directors for monetary damages due to breaches of their fiduciary duties will be eliminated, except to the extent such exemption from liability or limitation thereof is not permitted under the PRGCL.
     Under the PRGCL, the fiduciary duties of a corporate director fall into two broad categories, the duty of care and the duty of loyalty. The duty of care is the duty to exercise diligence and care in managing the business and affairs of the Corporation. The duty of care obligates directors to inform themselves of all material information reasonably available to them, and then act with the care of a reasonably prudent business person in carrying out the business of the Corporation. The duty of loyalty prohibits directors from taking for themselves advantage of opportunities that rightfully belong to the Corporation thereby profiting personally at the expense of the Corporation.
     The PRGCL permits a Puerto Rico corporation to include in its certificate of incorporation a provision that in certain circumstances eliminates or limits a director’s personal monetary damages for a breach of such director’s duty of care except in the case of gross negligence. The PRGCL does not permit elimination or limitation of the duty of care itself. Moreover, it does not permit elimination or limitation of monetary damages for a breach of the duty of loyalty.
     The Amended and Restated Articles would reduce the personal risks inherent in serving as our director, from liability for monetary damages to either us or our shareholders for honest mistakes or errors in judgment that may be made in good faith at a future date. In addition, the Amended and Restated Articles would encourage our directors, especially the independent directors, to continue to serve on the board and to enable us to continue to find and elect qualified individuals as directors from time to time and afford them adequate and reasonable insulation from personal liability. While we have not experienced any difficulty in the past in attracting or retaining qualified directors, the board believes that, given the IPO process, the Corporation should take all reasonable steps to ensure its ability to continue to attract and retain the most qualified people to serve as independent directors by providing additional protection for these directors in making good faith business decisions.
     The PRGCL contains express limitations on our ability to limit or eliminate liability. Under these limitations, which are reflected in the Amended and Restated Articles, a director remains potentially liable for monetary damages: (i) for a breach of the director’s duty of loyalty to us or our shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) for an improper payment of a dividend or an improper purchase or redemption of our stock, in contravention of the PRGCL, or (iv) for any transaction from which the director derives an improper personal benefit. The Amended and Restated Articles would eliminate liability only for conduct occurring on or after the date in which the Amended and Restated Articles become effective. The Amended and Restated Articles would not preclude the availability of equitable remedies (such as injunction or rescission) for breach of the fiduciary duty of care. The Amended and Restated Articles will not affect the liabilities of directors under the federal securities laws, nor would they limit or eliminate the liability of directors for monetary damages in suits brought by third parties, including governmental and regulatory agencies, for breach of such duty. The Amended and Restated Articles apply only to the personal liability of directors (whether or not they are also our officers) acting as directors and has no effect on the potential liability of individuals for their actions as officers of the Corporation.
     Indemnification. The Amended and Restated Articles also provide that we will indemnify each present and former director and officer of the Corporation and each of our subsidiaries, and such of our agents as the board shall determine, to the fullest extent permitted by the PRGCL. We may also purchase and maintain insurance for the benefit of our present and former directors and officers.
     The PRGCL contains detailed and comprehensive provisions providing for indemnification of directors and officers of Puerto Rico corporations against expenses, judgments, fines and settlements in connection with litigation. Under the PRGCL, such indemnification is available if it is determined that the proposed indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In actions brought by or in the right of the Corporation, such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred in the defense or settlement of such action if the indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation. No indemnification, however, shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the Corporation unless and only to the extent that the Puerto Rico Court of First Instance or the court in which the action was brought determines upon application that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.
     To the extent that the proposed indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding (or any claim, issue or matter therein), he or she must be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.
     Restrictions on Ownership and Transfer. The Amended and Restated Articles and the Amended and Restated Bylaws modify or eliminate certain restrictions contained in the Articles and the Bylaws to allow general stock ownership of our capital stock in line with the proposed IPO. The modification and elimination of the current restrictions permit the continuation of the IPO process. The Amended and Restated Articles would contain, however, new limitations on the ownership of shares of capital stock that are necessary to comply with the requirements of our license agreement with BCBSA and consistent with restrictions contained in the articles of incorporation of public companies that are BCBSA licensees.
     Modification of existing restrictions on ownership and transfer. The Articles provide various restrictions on ownership and transfer of shares of our common stock. The Articles currently prohibit any shareholder from owning 5% or more of our outstanding common stock. Moreover, the Articles provide that only physicians, dentists and certain healthcare institutions may own shares of our common stock and that shareholders may not own more than 21 shares of our common stock. In addition, the Articles provide the Corporation with a preferential right to acquire common stock in the event of any sale, donation or other transfer or assignment of shares of our common stock, except where such shares of common stock have been donated, transferred or willed to a person who is a descendent of the shareholder and a physician or dentist.
     The Amended and Restated Articles would modify, and the Amended and Restated Bylaws would eliminate the current 5% limitation with the new ownership limitations described below. Moreover, the Amended and Restated Articles would delete the requirement that limits the ownership of our common stock to physicians, dentists and certain healthcare institutions and the prohibition that no current shareholder may own more than 21 shares of our common stock. The Amended and Restated Articles would also eliminate the Corporation’s preferential right to acquire common stock in the event of a sale, donation or other transfer or assignment of our shares.
     New restrictions on ownership and transfer. Generally, under these new restrictions, a person may not own shares of our common stock that would represent 20% or more of all shares of our common stock issued and outstanding, or any combination of shares of our capital stock in any series or class that represents 20% or more of the ownership interest in us. Specifically, institutional investors may not own shares of our capital stock that would represent 10% or more of the Voting Power (as defined below) of all shares of our capital stock issued and outstanding. A person that is not an institutional investor may not own shares of our capital stock that would represent 5% or more of the Voting Power of all shares of our capital stock issued and outstanding at the time of determination. A majority of all directors shall determine the manner in which different classes or series of our capital stock shall be counted to determine the ownership interest represented by any particular combination of shares of capital stock as prescribed by the BCBSA pursuant to the license agreement with us. Finally, a person is considered the owner of shares of our capital stock if such person is deemed to beneficially own such shares of capital stock pursuant to the Amended and Restated Articles.
     The Amended and Restated Articles define “Voting Power” as the voting power attributable to the shares of our capital stock issued and outstanding and shall be equal to the number of all votes which could be cast in any election of any director. If, in connection with an election for any particular position on the board, shares in different classes or series are entitled to be voted together for purposes of such election, then in determining the number of “all votes which could be cast” in the election for that particular position for purposes of the preceding sentence, the number shall be equal to the number of votes which could be cast in the election for that particular position if all shares entitled to be voted in such election (regardless of series or class) were in fact voted in such election. If we issue any series or class of shares for which positions on the board are reserved or otherwise issue shares which have voting rights which can arise or vary based upon terms governing that class or series, then the percentage of the voting power represented by the shares of voting stock beneficially owned by any particular person will be the highest percentage of the total votes which could be accounted for by those shares in any election of any director.
     The previously described provisions are sometimes referred to in this proxy statement as the “Ownership and Transfer Restrictions.” Any transfer (as defined in the Amended and Restated Articles) that, if effective, would result in any person owning shares of voting stock in excess of the applicable ownership limit will be void as to the purported transfer of that number of shares that would otherwise be owned in excess of the applicable ownership limit. The intended transferee will acquire no rights in such shares except as provided below and such number of shares will be deemed transferred to an escrow agent, or the “Excess Escrow Agent,” as set forth below.
     If there is a purported transfer such that any person would own shares of voting stock in excess of the applicable ownership limit, or an “Excess Owner,” then, upon such transfer, such shares in excess of the applicable ownership limit will be “Excess Shares” for purposes of the Amended and Restated Articles. Upon the occurrence of any event that would cause any person to exceed the applicable ownership limit, all shares of voting stock owned by such person in excess of the applicable ownership limit will also be Excess Shares, such person will be deemed the Excess Owner of such Excess Shares and such person’s rights in such Excess Shares will be as prescribed below. If at any time we determine that a transfer has taken place in violation of the Ownership and Transfer Restrictions or that an Excess Owner intends to acquire or has attempted to acquire ownership of any share of voting stock in violation of the Ownership and Transfer Restrictions, we will take such action as we deem advisable to refuse to give effect to or to prevent such transfer, including, without limitation, refusing to give effect to such transfer on our books or instituting proceedings to enjoin or rescind such transfer. Pursuant to the Amended and Restated Articles, each certificate for voting stock will bear a legend with respect to the Ownership and Transfer Restrictions.
     The Amended and Restated Articles provide that, upon the occurrence of a transfer or an event that results in Excess Shares, such Excess Shares will automatically be transferred to the Share Escrow Agent, which Excess Shares, subject to the provisions of the Amended and Restated Articles, will be held by the Share Escrow Agent until such time as the Excess Shares are transferred to a person whose acquisition thereof will not violate the applicable ownership limits, or a “Permitted Transferee.” We will take all actions deemed necessary to give effect to such transfer to the Share Escrow Agent. The Excess Owner will have no rights in such Excess Shares except as provided below.
     The Share Escrow Agent, as record holder of Excess Shares, will be entitled to receive all dividends and distributions as may be declared by the board on the class of such stock that is deemed Excess Shares, or the “Excess Share Dividends,” and will hold the Excess Share Dividends until disbursed in accordance with the provisions described below. The Excess Owner, with respect to Excess Shares purported to be owned by such Excess Owner prior to such time that we determine that such shares are Excess Shares, will repay to the Share Escrow Agent the amount of any Excess Share Dividends received by it that (i) are attributable to any Excess Shares and (ii) the record date of which is on or after the date that such shares become Excess Shares. We will take all measures determined reasonably necessary to recover the amount of any Excess Share Dividends paid to an Excess Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of stock owned by any person who, but for the Ownership and Transfer Restrictions, would own the Excess Shares, and, as soon as practicable following our receipt or withholding thereof, will pay over to the Share Escrow Agent for the benefit of the Excess Owner the dividends so received or withheld, as the case may be.
     The Amended and Restated Articles also provide that, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of our assets, each Share Escrow Agent will be entitled to receive, ratably with each other holder of voting stock of the same class or series, that portion of our assets that are available for distribution to the holders of such class or series of stock. The Share Escrow Agent will distribute to the Excess Owner the amounts received upon such liquidation, dissolution or winding up or distribution in accordance with the provisions described below.
     The Share Escrow Agent will be entitled to vote all Excess Shares and will be instructed by us to vote, consent or assent the Excess Shares as follows: (i) to vote in favor of each nominee to the board whose nomination has been approved by a majority of the board and to vote against any candidate for the board for whom no competing candidate has been nominated or selected by a majority of the board; (ii) unless such action is initiated by or with the consent of the board, (a) to vote against removal of any of our directors, (b) to vote against any change of the Amended and Restated Bylaws or the Amended and Restated Articles, (c) not to nominate any candidate to fill any vacancy of the board and (d) not to take any action by voting such Excess Shares that would be inconsistent with or would have the effect, directly or indirectly, of defeating or subverting certain voting requirements contained in the Amended and Restated Articles; (iii) to the extent not covered by clauses (i) and (ii) above, to vote as recommended by the board.
     The Share Escrow Agent will sell or cause the sale of the Excess Shares at such time or times as the Share Escrow Agent deems appropriate. The Share Escrow Agent will have the power to convey to the purchaser any Excess Shares sold by the Share Escrow Agent ownership of the Excess Shares free of any interest of the Excess Owner of such Excess Shares and free of any other adverse interest arising through the Excess Owner. Once the Excess Shares are acquired by one or more Permitted Transferees, whether from an Excess Owner or the Share Escrow Agent, such shares will cease to be Excess Shares and the Permitted Transferees will have and will be entitled to exercise all rights incident to ownership of such Excess Shares. Pursuant to the Amended and Restated

Articles, neither we, the Share Escrow Agent nor any other person will have any liability to an Excess Owner or any other person by reason of any action or inaction by us or the Share Escrow Agent taken in a good faith belief that such action was within the scope of authority under the Amended and Restated Articles, by reason of any decision with respect to the sale of Excess Shares or by any other action in connection with the Ownership and Transfer Restrictions which does not constitute gross negligence or willful misconduct, including, without limitation, failure to take actions which would have produced higher proceeds on disposition of the Excess Shares. The Share Escrow Agent will not be deemed to be a fiduciary or an agent of any Excess Owner.
     The proceeds from the sale of the Excess Shares to a Permitted Transferee and any Excess Share Dividends will be distributed as follows: (i) first, to the Share Escrow Agent for any costs and expenses incurred in respect of its administration of the Excess Shares that have not theretofore been reimbursed by us; (ii) second, to us for all costs and expenses incurred by us in connection with the appointment of the Share Escrow Agent, the payment of fees to the Share Escrow Agent with respect to the services provided by the Share Escrow Agent in respect of the escrow and all funds expended by us to reimburse the Share Escrow Agent for costs and expenses incurred by the Share Escrow Agent in respect of its administration of the Excess Shares and for all fees, disbursements and expenses incurred by the Share Escrow Agent in connection with the sale of the Excess Shares; and (iii) third, the remainder thereof to the Excess Owner or the person who was the holder of record before the shares were transferred to the Share Escrow Agent (depending on who shall at such time be entitled to any economic interest in such Excess Shares), except, if the Share Escrow Agent has any question regarding the existence of a security interest or interest adverse to the Excess Owner with respect to the Excess Shares, the Share Escrow Agent will not be obligated to disburse proceeds for such Excess Shares until the Share Escrow Agent is provided with such evidence as the Share Escrow Agent deems necessary to determine who is entitled to such proceeds.
     The Ownership and Transfer Restrictions will become ineffective and of no further force and effect in the event that our license agreement with the BCBSA is terminated.
     Pursuant to the Amended and Restated Articles, we also have the power to interpret the Ownership and Transfer Restrictions and, in the absence of manifest error, any interpretation by the majority of the board will be binding. In making any such interpretation, the majority of the board is required to consider our obligations to the BCBSA, wherever relevant.
     Limitation Relating to Sale of Shares of Triple S, Inc. Article NINTH of the Articles provides that the Corporation may not sell any shares of its subsidiary, Triple S, Inc., unless such sale is approved by the affirmative vote of three-fourths of the directors of the Corporation and by two-thirds of the issued and outstanding voting shares of the Corporation. Such provision has been eliminated in the Amended and Restated Articles. Therefore, if the Amended and Restated Articles are approved, the sale by the Corporation of any shares of its subsidiary, Triple S, Inc., could be carried out in accordance with the applicable requirements under the PRGCL and BCBSA.
     Amendment of Certain Provisions of Our Bylaws. The Articles do not provide for the amendment of our bylaws. The Amended and Restated Articles provide that the board shall have the power to amend or replace our bylaws by the vote of a majority of the whole board, without taking vacancies into account. The shareholders shall not have the power to change our bylaws unless such change shall be approved by the holders of at least a majority of the then issued and outstanding shares of common stock entitled to vote thereon. In addition, the approval of BCBSA (unless each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated) shall be required to amend Section 5-2, Paragraph D of Section 6-2, Paragraph H of Section 7-11 and Sub-Section 12 of Section 7-14 of the By-Laws of the Corporation and the BCBSA approval requirement contained in Article THIRTEENTH of the Amended and Restated Articles.
     Amendment of Certain Provisions of the Amended and Restated Articles. The Articles provide that the affirmative vote of at least two-thirds of the issued and outstanding shares of common stock entitled to vote is required to amend the provisions of the Articles; provided that the affirmative vote of at least three-fourths of the issued and outstanding common stock entitled to vote is required to amend the provisions regarding the restrictions on ownership and transfer, the staggered board, the description of the common stock’s voting rights and the prohibition on cumulative voting. The provision regarding our capital stock may, however, be amended with the affirmative vote of the majority of the issued and outstanding shares of common stock entitled to vote.

     The Amended and Restated Articles substitute the requirements of the Articles with a new section dealing with the amendment of the Amended and Restated Articles as a whole and with respect to specific provisions. In the Amended and Restated Articles, we reserve the right to amend any provision contained in the Amended and Restated Articles, in the manner now or hereafter prescribed by the PRGCL or other applicable law (which generally requires the approval of a majority of the issued and outstanding voting shares of capital stock of the Corporation), and all rights conferred upon shareholders by this section are granted subject to the aforementioned reservation. However, the approval of BCBSA (unless each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated) and the affirmative vote of the holders of at least three-fourths of the issued and outstanding voting shares of capital stock of the Corporation( a “Supermajority Shareholder Vote”) is required to amend Article SIXTH (including the Ownership and Transfer Restrictions), Paragraph B of Article SEVENTH, Paragraph B of Article TENTH or the BCBSA approval requirement or the Supermajority Shareholder Vote requirement set forth in Article TWELFTH. The Supermajority Shareholder Vote shall become ineffective in the event all BCBSA license agreements are terminated. In addition, the Supermajority Shareholder Vote shall not apply (i) to amendments to Article SIXTH (including the Ownership and Transfer Restrictions), Paragraph B of Article SEVENTH, Paragraph B of Article TENTH or the BCBSA approval requirement or the Supermajority Shareholder Vote requirement set forth in Article TWELFTH if such amendment is to conform such article to a change in a BCBSA license agreement; (ii) to amendments permitted by a BCBSA license agreement to Article SIXTH (including the Ownership and Transfer Restrictions), Paragraph B of Article SEVENTH, Paragraph B of Article TENTH and the BCBSA approval requirement or the Supermajority Shareholder Vote requirement set forth in Article TWELFTH; and (iii) to any other amendment to the Amended and Restated Articles, which may be amended as provided by the PRGCL or applicable law.
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AMENDMENTS TO THE BYLAWS
     In connection with the adoption of the Amended and Restated Articles and the proposed IPO, on March 7, 2006, the board adopted resolutions approving the Amended and Restated Bylaws of the Corporation, or the “Amended and Restated Bylaws,” and recommended that such Amended and Restated Bylaws be presented for shareholder approval at the meeting. The existing Bylaws of the Corporation, or the “By-laws,” and applicable law require that the proposed Amended and Restated Bylaws be presented for approval by our shareholders.
Purpose and Summary of the Amendments
     As discussed above, the board believes that the adoption of the Amended and Restated Bylaws as provided in Proposals 5 and 6, is an essential complement to the adoption of the Amended and Restated Articles that is in the best interest of the Corporation and that of its shareholders. The approval of these proposals constitutes one of the initial steps to prepare the Corporation for its proposed IPO. The adoption of the Amended and Restated Bylaws would eliminate certain limitations on the ownership of our common stock that are also included in the Articles, such as the 5% ownership limitation contained in Section 4-1 of the Bylaws. Certain other provisions included in the Bylaws have also been moved to the Amended and Restated Articles or deleted because they are already provided for by the PRGCL.
     Although the Bylaws lack provisions dealing with the submission of shareholder proposals, the Amended and Restated Bylaws add provisions which specifically allow shareholder proposals and impose certain requirements that must be met by shareholder proposals before they may be presented for approval by our shareholders.
     The Amended and Restated By-Laws provide that in the event that an annual meeting of shareholders is not held on the designated date, shareholders who hold ten percent of our registered voting shares may call for and hold such meeting as required by the Amended and Restated Bylaws. Lastly, unlike the Bylaws, the Amended and Restated Bylaws contain a provision that authorizes us to declare and pay dividends to the extent permitted by the PRGCL.

Required Vote
     Our Bylaws generally require that any amendment to the Bylaws be approved by a majority of the votes cast at a duly held meeting of shareholders. The Bylaws, however, also impose higher voting requirements to amend certain specific sections. In particular, we need the approval of three-fourths of our issued and outstanding common stock entitled to vote to eliminate Section 4-1 of the Bylaws, including the limitation that no person may own 5% or more of our common stock. Therefore, Proposals 5 and 6 have been separated as independent proposals to account for different voting requirements necessary to approve the Amended and Restated Bylaws and eliminate Section 4-1 of the Bylaws, including the limitation that no person may own 5% or more of our common stock. As such, even if the Amended and Restated Bylaws are approved (Proposal 5) by a majority of the votes cast at the meeting, the elimination of Section 4-1 of the Bylaws, including the limitation that no person may own 5% or more of our common stock would still require the approval of three-fourths of our issued and outstanding common stock entitled to vote. The adoption of Proposals 5 and 6 by our shareholders is necessary to implement the changes to our Bylaws required to continue our IPO process. However, the approval of Proposal 6 is conditioned upon the prior approval of Proposal 5 by the shareholders. The Amended and Restated Bylaws will become effective immediately following approval by the shareholders.
     In certain instances, the Bylaws also impose different voting requirements to amend certain other sections of the Bylaws. These other sections, however, will remain the same.
     The discussion contained herein is qualified in its entirety by, and should be read in conjunction with the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit D.
PROPOSAL 5: APPROVAL OF THE AMENDED AND RESTATED BYLAWS
     The board has adopted the Amended and Restated Bylaws, which amend certain provisions of the Bylaws and eliminate others. The Amended and Restated Bylaws also add certain provisions to the Bylaws. See “Description of the Amended and Restated Bylaws” for a description of the proposed amendments to the Bylaws.
     The affirmative vote of the majority of the shares of common stock entitled to vote present at the meeting is required to approve the Amended and Restated Bylaws set forth in Exhibit D.
     The board believes that the proposal to adopt the Amended and Restated Bylaws set forth as Exhibit D hereto, is in the best interest of our shareholders and unanimously recommends a vote FOR the proposal.

PROPOSAL 6:	APPROVAL OF THE ELIMINATION OF SECTION 4-1 OF THE BYLAWS, INCLUDING THE LIMITATION THAT NO PERSON MAY OWN 5% OR MORE OF OUR COMMON STOCK
     The board, by adopting the Amended and Restated Bylaws, has approved the elimination of Section 4-1 of the Bylaws, including the limitation that no person may own 5% or more of our common stock. Instead, new limitations on ownership and transfer of our common stock are included in the Amended and Restated Articles. The new limitations, as set forth in the Amended and Restated Articles, create various limitations on ownership and transfer of our capital stock that apply to different types of investors. See “Description of the Amended and Restated Articles — Restrictions on Ownership and Transfer.”
     The affirmative vote of three-fourths of the shares of common stock issued and outstanding entitled to vote on the record date is required to approve the elimination of Section 4-1 of the Bylaws, including the limitation that no person may own 5% or more of our common stock. However, if Proposal 5 is not approved by the requisite shareholder vote, then the proposal in this Proposal 6 to eliminate Section 4-1 of the Bylaws, including the limitation that no person may own 5% or more of our common stock will not be effective.
     The board believes that the proposal to approve the elimination of Section 4-1 of the Bylaws, including the limitation that no person may own 5% or more of our common stock is in the best interest of our shareholders and unanimously recommends a vote FOR the proposal.

DESCRIPTION OF THE
AMENDED AND RESTATED BYLAWS
     The following is a summary of certain important differences between our Bylaws and the Amended and Restated Bylaws. This summary is qualified in its entirety by reference to the complete text of Amended and Restated Bylaws, as set forth in Exhibit D hereto.
     Capital Stock and Stock Certificates. The Bylaws specifically set forth the authorized capital stock and lacked a provision dealing with the information contained in the stock certificates. The Amended and Restated Bylaws eliminate the description of our capital stock and replace it with a reference to the provision in the Amended and Restated Articles that deals with our capital stock. Also, the Amended and Restated Bylaws contain specific provisions with respect to the stock certificates, such as their form, appearance and required signatures.
     Transfer of Shares. The limitations on transfer and ownership contained in the Bylaws of the Corporation are identical to those contained in the Articles, such as our preferential right of acquisition of shares of common stock, the limitation on ownership of shares of common stock to physicians, dentists and certain healthcare related institutions and the 21-share ownership limit. Therefore, we are amending these limitations and restrictions in the Articles and the Bylaws by requiring the higher voting requirement imposed by the Articles and the Bylaws. The Amended and Restated Bylaws replace these restrictions with a reference to the restrictions contained in the Amended and Restated Articles. See “Description of the Amended and Restated Articles — Ownership and Transfer Restrictions” for a description of the transfer and ownership restrictions referred to in the Amended and Restated Articles.
     Shareholders Proposals. The Bylaws lack provisions dealing with the submission of shareholder proposals to be acted upon at the annual meeting of shareholders or at a special meeting of shareholders. The Amended and Restated Bylaws add certain provisions which impose certain requirements that must be met by shareholder proposals before they may be presented for approval by our shareholders.
     According to the Amended and Restated Bylaws, a shareholder proposal may be voted upon by shareholders at an annual meeting of shareholders if it is made by a shareholder who is a record holder as of the applicable record date and such shareholder has delivered written notice of such proposal to our Secretary no later than the close of business on the one hundred and twentieth day nor earlier than the close of business on the one hundred fiftieth day prior to the first anniversary of the preceding year’s annual meeting of shareholders. The notice of such proposal must contain a description of the proposal, an affirmation by the shareholder that he or she satisfies all the requirements imposed by the Amended and Restated Bylaws for the presentation of such proposal, and a statement indicating whether such shareholder intends to appear in person or by proxy at the meeting at which such proposal will be acted upon. The shareholder must also provide any other information we may require with respect to such proposal.
     In the event a shareholder desires to nominate a director for election to the board, the Amended and Restated Bylaws provide that such shareholder must notify such nomination no less than one hundred and twenty days before the date of release of the proxy statement to shareholders of the Corporation in connection with the previous year’s annual meeting for the election of directors. The notice must set forth the nominated person’s name, age, business and residential address, current occupation, class and number of shares owned by such person and any other information we may request. Furthermore, such notice must also contain the name and address of the proposing shareholder and the amount of capital stock owned by such shareholder.
     Board of Directors. The Amended and Restated Bylaws eliminate the requirement that directors must also be our shareholders and also eliminate the requirement that directors who are physicians or dentists, should have been active participants in Triple-S, Inc., one of our subsidiaries, for at least two (2) years prior to their nomination as one of our directors. See “Description of Amended and Restated Articles — Board of Directors” for a description of the provisions related to the Corporation’s board of directors.
     Annual Meeting. The Bylaws provide that the annual meeting of shareholders will be held on the last Sunday of April of each year or, as an exception, at such other date which is closest to the last Sunday of the month of April, as determined by the board of directors due to any legal requirement applicable to the Corporation, and provide that in the event that such annual meeting of shareholders is not held in the designated date five shareholders may call for and hold such meeting as required by the Bylaws. The Amended and Restated Bylaws provide that the annual meeting of shareholders will be held on the last Sunday of April of each year, or on such other date which is closest to the last Sunday of April as determined by the Board due to any legal requirement applicable to the Corporation. The Amended and Restated By-Laws provide that in the event that such annual meeting of shareholders is not held on the designated date shareholders who hold ten percent of our registered voting shares may call for and hold such meeting as required by the Amended and Restated Bylaws.
     Amendment of the Amended and Restated Bylaws. The Bylaws provide that the board must approve any amendment to the Bylaws by resolution, which will then be submitted for the approval of the shareholders at a meeting of shareholders. At such meeting, such amendment will be approved by the majority of the shares of common stock issued and outstanding and present at such meeting. However, the approval of any amendment to: (i) (a) the limitation that no person may own 5% or more of our common stock, (b) the prohibition on cumulative voting, and (c) the provision that divides the board in three groups, requires the approval of three-fourths of the issued and outstanding common stock of the Corporation entitled to vote.
     The Amended and Restated Bylaws eliminate these requirements and include provisions identical to those adopted in the Amended and Restated Articles. See “Description of the Amended and Restated Articles — Amendment of our Bylaws” for a description of these provisions.
     Dividends. Unlike the Bylaws, the Amended and Restated Bylaws contain a provision that authorizes us to declare and pay dividends to the extent permitted by the PRGCL.
❖ ❖ ❖
DISCLOSURE OF AUDITOR’S FEES
     The following is a description of the fees paid or accrued by us for the professional services rendered by KPMG LLP for the years ended December 31, 2005 and 2004:
Audit Fees
     The aggregate “Audit Fees” paid or accrued by us for professional services rendered by KPMG LLP for the audit of our annual financial statements as of and for the years ended December 31, 2005 and 2004 and for the reviews of the financial statements included in our quarterly reports on Form 10-Q were $729,000 and $674,000, respectively.
Audit-Related Fees
     The aggregate “Audit Related Fees” paid or accrued by us for professional services rendered by KPMG LLP as of and for the fiscal year ended December 31, 2005 was $75,000. The fees were associated with due diligence services related to the acquisition of Great American Life Assurance Company of Puerto Rico. During the fiscal year ended December 31, 2004, we did not incur in any “Audit Related Fees”.
Tax Fees
     The aggregate “Tax Fees” paid or accrued by us for professional services rendered by KPMG LLP as of and for the years ended December 31, 2005 and 2004 were $9,760 and $55,850, respectively. These fees are associated with tax return preparation and tax consulting services.
All Other Fees
     During the fiscal year ended December 31, 2005, we did not incur in any “All Other Fees” for professional services rendered by KPMG LLP. However, for the fiscal year ended December 31, 2004 “All Other Fees” for professional services rendered by KPMG LLP paid or accrued by the Corporation were $122,350. These fees were associated with Internal Audit Support.

Pre-Approval Policies and Procedures
     All auditing services and non-audit services must be pre-approved by the Audit Committee. Pre-approval is not required for non-audit services if: (1) the aggregate dollar value of such services does not exceed five percent of the total fees paid by the Corporation to the external auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of the engagement to be non-audit services, and (3) such services are promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.
     All non-audit services were pre-approved by the Audit Committee.
❖ ❖ ❖
EXECUTIVE COMPENSATION PROGRAM REPORT OF THE COMPENSATION COMMITTEE
Overview
     The Compensation Committee endeavors to keep abreast of competitive compensation practices with regard to salaries, incentive compensation and supplemental programs in order to assist us in attracting and retaining the most qualified executive officers whose contributions and experience help us sustain growth, thereby enhancing shareholder value.
     The Compensation Committee evaluates and recommends to our board the compensation policy for the President and Chief Executive Officer, the presidents of our subsidiaries and the Vice-President of Finance and Chief Financial Officer. The Compensation Committee considers, among other factors, competitive pay practices for developing a stronger relationship between executive compensation and our long-term performance.
Compensation of Directors
     The Compensation Program for directors establishes that only directors who are not our employees receive compensation for attendance to board of directors or committee meetings.
     Pursuant to this Program, the Chairman of the Board receives a monthly retainer fee of $875 and each director receives a monthly fee of $667. The directors also receive $200 for each board of directors meeting attended. Furthermore, the members of each of the Corporate Governance Committee, Nominations Committee, Compensation Committee and the Finance Committee receive $200 for each such committee meeting attended. The Audit Committee members receive $250 for each Audit Committee meeting attended. The members of the other committees and subcommittees receive $150 for each meeting attended. The Chairs of each committee and subcommittee receive an additional $100 fee for each committee meeting presided.
     Directors also receive a fee for each board of directors meeting attended of our subsidiaries and a retainer for the board of directors of Triple-S, Inc.
     During the fiscal year ended December 31, 2005, the directors received health insurance coverage as a benefit. For those directors that are currently serving as directors, the health insurance plan also includes coverage for spouses and dependants. The Corporation also extends health insurance coverage to former directors who served on the board of directors for a period of six or more consecutive years and are at least fifty-five (55) years old.
     Directors traveling outside of Puerto Rico in relation to his/her responsibilities as one of our directors, except for the annual meeting of the board of directors, receive $750 per day plus reasonable reimbursable expenses.

Compensation for the President and CEO
     On an annual basis, the President and CEO submits to the board of directors a plan setting forth both quantitative and qualitative goals applicable to each year, as well as long-term goals. In order to determine the President and CEO’s compensation, the board of directors evaluates his performance by taking into consideration the growth of the organization, strategic plan, implementation of diversification strategies, achievement of financial goals, development and communication of the Corporation’s vision, improvements to the products and services offered by the Corporation, and development of human resources. The Board of Director also considers the effectiveness of the President and CEO’s communication with shareholders, employees, customers, suppliers and consumers. During 2005, Mr. Ruiz-Comas’ compensation consisted of an annual base salary and an annual bonus. For that year, the board of directors voted to increase Mr. Ruiz-Comas’ base annual salary to $473,340, which is comparable to other chief executive officers in the insurance industry and is targeted to be in the mid-range of these base salaries. In addition, in 2005 Mr. Ruiz-Comas received a performance bonus of $299,782.
     Mr. Ruiz-Comas’ 2005 base salary increase and performance bonus reflected his role in our success in achieving certain annual performance measures related to revenues, production output, gross profit margin, and profitability, as well as his individual performance.
Compensation of Executive Officers
     Our group of executive officers is composed of a President and CEO, the presidents of our subsidiaries, the Vice-President of Finance and Chief Financial Officer, the Vice-President of the Audit Department and General Auditor, and the Vice-President of the Office of Legal Affairs and General Counsel.
     The Compensation Committee’s recommendations to the board of directors for the approval of the 2005 salary increases and the bonuses to be awarded to the executive officers were made pursuant to the plan and compensation policy, which considers the particular executive officer’s contribution towards the achievement of growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system, and development of human resources.
Submitted by:
Adamina Soto-Martínez, CPA, Chair of the Committee
Mario S Belaval
Vicente J. León-Irizarry, CPA
Carmen Ana Culpeper-Ramírez
Wilmer Rodríguez-Silva, MD
Dated: March 31, 2006
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     None of the members of the Compensation Committee is or has been one of our officers or employees. None of our executive officers served on any board of directors’ compensation committee of any other company for which any of our directors served as an executive officer at any time during 2005. Other than disclosed in “Other Relationships, Transactions and Events” above, none of the members of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of the SEC Regulation S-K.

EXECUTIVE COMPENSATION
     The following table sets forth the compensation for our President and Chief Executive Officer and the four most highly compensated executive officers of the Corporation for the fiscal years ended 2005, 2004 and 2003.
SUMMARY COMPENSATION TABLE
Annual Compensation

				Other Annual	All Other
Name	Year	Salary	Bonus(1)	Compensation(2)	Compensation(3)

Ramón M. Ruiz-Comas, CPA(4)	2005	$473,340	$299,782	$59,694	$65,824
President and Chief Executive Officer	2004	450,800	210,306	57,627	55,616
Triple-S Management Corporation	2003	402,500	140,000	53,200	50,559

Socorro Rivas-Rodríguez, CPA(5)	2005	364,078	237,783	55,776	35,339
President and Chief Executive Officer	2004	348,398	173,745	49,501	28,864
Triple-S, Inc.	2003	325,000	117,000	47,087	20,769

Eva G. Salgado-Micheo	2005	240,350	149,126	34,088	16,388
President and Chief Executive Officer	2004	218,503	104,500	31,841	19,907
Seguros Triple-S, Inc.	2003	161,769	27,901	25,957	9,203

Luis A. Marini-Mir, DMD(6)	2005	215,061	110,360	36,270	19,160
President and Chief Executive Officer	2004	205,803	101,351	35,903	14,837
Triple-C, Inc.	2003	189,000	68,250	33,677	18,214

Juan J. Roman, CPA(7)	2005	211,992	90,571	19,633	12,008
Vice-President of Finance and CFO	2004	192,718	58,196	17,866	10,744
Triple-S Management Corporation	2003	160,600	34,833	14,922	16,032

(1)	Includes performance bonus.

(2)	Includes Christmas bonus, memberships or company car expenses.

(3)	Includes liquidation of accrued vacations and sick leave days not used.

(4)	Ramón M. Ruiz-Comas, CPA deferred from his base salary $13,200, $13,200, and $73,200 during 2005, 2004, and 2003, respectively.

(5)	Socorro Rivas-Rodríguez, CPA deferred from her base salary $98,543, $151,839, and $124,572, during 2005, 2004, and 2003, respectively.

(6)	Luis A. Marini-Mir, DMD deferred from his base salary $30,000, $30,000, and $42,496, during 2005, 2004, and 2003, respectively.

(7)	Juan J. Román, CPA deferred from his base salary $25,750, $11,000, and $9,000, during 2005, 2004, and 2003.

Pension Plan
     We sponsor a noncontributory defined-benefit pension plan for all of our employees who are twenty-one years of age or older and have completed one year of service. Pension benefits begin to vest after five years of vesting service and are based on years of service and final average salary, as both terms are defined in the plan documents.
     In addition to the minimum funding requirements set forth in the Employees Retirement Income Security Act of 1974, as amended, the Plan’s funding policy is to contribute such additional amounts as we may determine to be appropriate from time to time.
     The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan based on certain assumptions as to annual base salary levels and years of service. The amounts payable in this table are not necessarily representative of amounts that actually may become payable under the

Pension Plan. The amounts represent the benefits upon retirement on December 31, 2005 of a participant at sixty-five years of age.

Remuneration*	Estimated Annual Benefits / Years of Service
	15	20	25	30	35

$125,000	$37,500	$50,000	$62,500	$75,000	$75,000
150,000	45,000	60,000	75,000	90,000	90,000
175,000	52,500	70,000	87,500	105,000	105,000
200,000	60,000	80,000	100,000	120,000	120,000
225,000	67,500	90,000	112,500	135,000	135,000
250,000	75,000	100,000	125,000	150,000	150,000
300,000	90,000	120,000	150,000	180,000	180,000
400,000	120,000	160,000	200,000	240,000	240,000
450,000	135,000	180,000	225,000	270,000	270,000
500,000	150,000	200,000	250,000	300,000	300,000

*	Final Average Earnings
     The compensation covered by the plan is the highest annual rate of pay from any five consecutive calendar year periods out of the last ten years. The annual pay rate in the year of termination is included. The 2005 Covered Compensation and Credited Service as of December 31, 2005 are as follows:

	2005	Credited
	Covered	Service as of
Name	Compensation	December 31, 2005
Ramón M. Ruiz-Comas, CPA	$473,340	15.56
Socorro Rivas-Rodríguez, CPA	$364,708	23.97
Eva G. Salgado	$240,350	8.89
Luis A. Marini-Mir, DMD	$245,061	7.91
Juan J. Román, CPA	$211,992	9.98
Basis for Computation of Benefits
     The single life annuity benefit is equal to 2% of the final average earnings multiplied by years of service with us or our subsidiaries and with the Association of Blue Shield Plans, up to 30 years, minus prior plan benefits (if any). The accrued benefit cannot be less than the benefit calculated considering employer service only. The benefits are not subject to any deduction for Social Security.
     We also have a Supplemental Retirement Program. This program covers benefits in excess of the United States Internal Revenue Code limits that apply to the qualified program.
Employment Agreements
     The Corporation entered into employment agreements with Mr. Ruiz-Comas and Ms. Rivas-Rodríguez. As of the date hereof, both employment agreements have expired and are currently under review by the Compensation Committee and the executive officers.
     Under the employment agreements, Mr. Ruiz-Comas and Ms. Rivas-Rodríguez are entitled to receive a base salary, which may be increased from time to time by the board of directors, a Christmas Bonus, which is equal to five (5%) percent of the base salary, plus half a month’s salary, and an annual bonus as shall be granted by the board of directors in accordance to the performance of the Corporation. Each executive officer may defer any part of the compensation that may be granted by the board of directors. Furthermore, the base salary for each executive officer shall be reviewed annually in accordance to the compensation policy of the Corporation. Mr. Ruiz-Comas is entitled to receive an annual base salary of at least $350,000 and Ms. Rivas-Rodríguez is entitled to receive an annual base salary of at least $300,000.
     In addition, in accordance to the terms of the agreements, Mr. Ruiz-Comas and Ms. Rivas-Rodríguez are eligible for certain fringe benefits, which include retirement plan, health plan, vacation days, sick leave days, disability insurance and others, subject to and on a basis consistent with the terms, conditions and overall administration of the Corporation. The employment agreements also contain nondisclosure provisions that are effective during the term of the executive’s employment with the Corporation and after the expiration or termination of the agreements and nonsolicitation provisions that are effective during the term of the executive’s employment with the Corporation and during the one-year period following the termination or expiration of the executive’s employment with the Corporation.
PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 2007 ANNUAL MEETING OF SHAREHOLDERS
     To be eligible for inclusion in the proxy statement and proxy form for our 2007 annual meeting of shareholders, shareholders’ proposals must be received by the board’s Secretary, at its principal executive offices, 1441 F.D. Roosevelt Avenue, 6th Floor, San Juan, Puerto Rico, 00920, no later than December 1, 2006. If the proposal meets the applicable legal and statutory requirements, it will be included in the proxy statement and proxy form for our 2007 annual meeting of shareholders.
     If the Amended and Restated Bylaws are approved, our Amended and Restated Bylaws will provide that a shareholder proposal may be voted upon by shareholders at 2007 annual meeting of shareholders if it is made by a shareholder who is a record holder as of the applicable record date and such shareholder has delivered written notice of such proposal (containing the information specified in our Amended and Restated Bylaws) to the board’s Secretary, at its principal executive offices, 1441 F.D. Roosevelt Avenue, 6th Floor, San Juan, Puerto Rico, 00920, between December 1 and December 31, 2006. In the event a shareholder desires to nominate a director for election to the board, the Amended and Restated Bylaws will provide that such shareholder must deliver written notice of such nomination (containing the information specified in our Amended and Restated Bylaws) to the board’s Secretary, at its principal executive offices, 1441 F.D. Roosevelt Avenue, 6th Floor, San Juan, Puerto Rico, 00920, no later than December 1, 2006.
     If the Amended and Restated Bylaws are not approved by our shareholders, a shareholder who desires to present a proposal at the 2007 annual meeting of shareholders must notify our board of directors of its intent to do so on or before February 13, 2007. If the shareholder does not present the proposal to our board of directors prior to such date, the proposal will be considered untimely and the proxy holders will be able to vote on the proposal according to their best judgment.
San Juan, Puerto Rico, March 31, 2006.

WILMER RODRÍGUEZ-SILVA, MD	JESÚS R. SÁNCHEZ-COLÓN, DMD
Chairman of the Board	Secretary
YOU MAY REQUEST A COPY, FREE OF CHARGE, OF OUR REPORT ON FORM 10-K FOR THE YEAR 2005 AS FILED WITH THE SEC OR BY CALLING (787) 749-4949 OR WRITING TO SANTIA BARTOLOMEI, MANAGER, TRIPLE-S MANAGEMENT CORPORATION, PO BOX 363628, SAN JUAN, PR 00936-3628.

Exhibit A – Nominations Committee Charter
On November 28, 2003, the Security and Exchange Commission (SEC) published in the Federal Register Disclosure Rules regarding Nominating Committee Functions, which are effective since January 31, 2004. One of these rules requires Triple-S Management Corporation to disclose in its proxy statement a copy of the Nominations Committee Charter as an appendix to the proxy statement at least once every three years.
A.	Name

The Committee’s name is the Nominations Committee.

B.	Purpose
1.	The Nominations Committee’s mission is to ensure that the Board of Directors has the plans, procedures, and resources needed to identify, recruit, and retain qualified Directors and the President and Chief Executive Officer (CEO).

2.	The Nominations Committee’s purpose is to:

a.	Recommend to the Board of Directors the best qualified candidates who can be members of the Board of Directors and to fill any vacancy that arises therein.

b.	Develop and periodically review the qualities that any candidate to be named to the Board of Directors should have.

c.	Recommend to the Board of Directors the best qualified candidates to occupy the position of President of the Corporation.

d.	Evaluate annually, or as often as deemed appropriate, the Directors’ performance pursuant to the criteria and objectives that, from time to time, the Board of Directors establishes.
C.	Committee’s Membership and Procedures
1.	The Committee shall consist of seven (7) or more Directors of the Board of Directors of Triple-S Management, as determined by said Board.

2.	The Board of Directors shall appoint the members of this Committee, one of which shall be the Chairperson of the Board.

3.	The Chair of this Committee shall be appointed by the Directors who are members of the Committee.

4.	Each member of this Committee shall comply with the independence requirements adopted and approved by the Board of Directors of Triple-S Management.

5.	The Committee shall have a balance between representatives of the community and medical doctors or dentists.

6.	The President of Triple-S Management shall not be a member of the Committee, since Blue Cross and Blue Shield Association (BCBSA), of which Triple-S Management is a member, prohibits the President to be a member of this Committee.

7.	The Board of Directors of Triple-S Management shall fill vacancies as they arise, unless otherwise provided in the By-laws of Triple-S Management or in this Charter.

8.	The members of the Committee shall hold office from the date of designation until their successors are appointed and qualified, until such members’ resignation, or until such members’ terms as directors expire.

9.	The Board of Directors of Triple-S Management may remove any members of this Committee, with or without cause, by the affirmative vote of a majority of the members of the Board of Directors of Triple-S Management, unless otherwise provided in the By-laws of Triple-S Management or in this Charter.

10.	The Committee shall meet at least once a year, and as many times as deemed necessary.

11.	The Committee’s Chair, or the person so designated, shall notify the members of the Committee of the place, date, and time of the meetings of the Committee on a timely basis, as well as prepare and submit the agenda, reports, and documents required for each meeting of the Committee.

12.	A majority of the total number of the Committee’s members, present at any duly authorized meeting of the Committee, shall constitute a quorum.

13.	The Committee’s decisions shall be approved by the affirmative vote of a majority of the members of the Committee present at the meeting in which the decision is considered

14.	Except for a provision stating the contrary in the Articles of Incorporation, the By-laws of Triple-S Management or the Puerto Rico General Corporations Law of 1995, as amended, any action or agreement required or permitted to be taken in any meeting of the Committee, may be executed without the need of a meeting if all of the members of the Committee approve on it in writing and said written approval or approvals are submitted and incorporated in the records of the meetings of the Committee.

15.	Members of the Committee may participate in any meeting of the Committee by means of a conference call or similar communications equipment, as determined by the Chair, by means of which all persons participating in the meeting can communicate with each other.

16.	The Chair of the Committee may convene special meetings, as deemed necessary.

17.	The Chair of the Committee shall preside over the meetings of the Committee and shall inform the Board of Directors of Triple-S Management of the actions taken by the Committee.

18.	The Committee shall keep records of their meetings, indicating which members of the Committee were present, and summarizing the decisions, recommendations and agreements reached.

19.	The Committee may invite such members of management to its meetings as it may deem desirable or appropriate.

20.	The compensation of Committee members shall be as determined by the Board of Directors of Triple-S Management.
D.	Committee’s Authority and Responsibilities
1.	The Committee shall discharge its responsibilities and shall assess the information provided by the Corporation’s management in accordance with its best judgment.

2.	The Committee will identify the individuals who are best qualified to become members of the Board of Directors, and will present to the Board the potential candidates to be nominated by the Board at the Shareholders Annual Meetings, as well as those who might occupy any vacancies in the Board that might arise for any reason.

3.	The Committee will develop and periodically review qualifying criteria to be Directors of the Board, and will be responsible to seek, interview, and recommend those best qualified potential candidates to be members of the Board. Throughout this process, the Committee may verify that the selected individuals are informed of Triple-S Management’s standards of ethical norms and the nature of their responsibilities, and demonstrate the following specific qualities or skills: (a) experience or relevant knowledge, (b) time availability and commitment to carry out the duties and responsibilities encompassing such position, (c) good reputation, (d) analytical thinking, (e) ability to work as a team, (f) independent judgment, and (g) ability to verbalize and present ideas in a rational and eloquent fashion. In addition, the Nominations Committee may include other requirements which it may deem necessary to strengthen Triple-S Management, including the needs of Triple-S Management as vacancies occur. In this way, Triple-S Management will be complying with good corporate governance practices.

4.	The Committee will also ensure that Board’s nominees meet all legal, regulatory and statutory requirements that apply to Triple-S Management.

5.	The Committee will annually evaluate, or as often as deemed appropriate, the Directors’ performance, as well as their qualifications and skills for the position pursuant to the criteria and objectives that, from time to time, the Board of Directors establishes. The Committee shall inform the results of their evaluation, as well as their recommendations to the Board of Directors.

6.	The Committee will recommend to the Board of Directors candidates to occupy the position of President of Triple-S Management.

7.	The Committee will have the authority to hire and terminate the services of any professional third party search firm to identify potential candidates for the position of Director, and to any other position it is given the task to recommend, and will have exclusive authority to approve fees and other contract terms with the professional third party search firm.

8.	The Committee shall perform any other activities consistent with the best practices of good corporate governance, this Charter, the By-laws of Triple-S Management, and applicable laws, as long as the Committee or the Boards of Directors of the Corporation deem necessary or appropriate.

9.	The Committee shall submit its reports to the Board of Directors of Triple-S Management about its activities, issues, and related recommendations.

10.	The Committee shall review any other reports that the Board of Directors of Triple-S Management issues related to Committee responsibilities.

11.	The Committee shall annually review and assess the Committee’s performance and confirm that those responsibilities undertaken by the Committee have been carried out.

12.	The Committee may, in its discretion, create subcommittees and delegate authority to them, as it deems necessary.
E.	Review and Approval
1.	The Committee shall periodically review and assess the adequacy and effectiveness of this Charter in order to recommend the necessary changes to achieve its purposes.

2.	The Committee shall present such amendments to the consideration and the approval of the Board of Directors of Triple-S Management.

3.	This Charter shall be effective immediately after its approval by the Board of Directors of Triple-S

Management.

4.	The Secretary of the Board of Directors of Triple-S Management will certify this Charter with his or her signature and the Corporate Seal of Triple-S Management, indicating the date it was approved or amended.

5.	This Charter was approved by the Board of Directors of Triple-S Management on April 30, 2003.

6.	The Charter’s amendments were approved by the Board of Directors of Triple-S Management on February 26, 2004 and February 22, 2005.

Exhibit B – Audit Committee Charter
SEC Release No. 34-42266 (effective January 31, 2000) requires companies to disclose in their proxy statement a copy of the Audit Committee Charter as an appendix to the proxy statement at least once every three years.
A.	Purpose

The primary purpose of the Audit Committee (the Committee) of the Board of Directors of Triple-S Management Corporation (the Board) is to assist the Board of Directors of Triple-S Management Corporation and each of the subsidiaries (hereinafter collectively referred to as the Corporation) in fulfilling their oversight responsibilities for the:
•	External financial reporting process, including the preparation of the Corporation’s financial statements and the independent audit thereof.

•	System of internal control over financial reporting process.

•	Internal and external audit processes.

•	Corporation’s process for monitoring legal and regulatory compliance.

•	Appointment of the Vice-President of the Internal Audit Office when such position is vacant.

B.	Committee’s Oversight Function

•	The Management of the Corporation is responsible for the preparation, presentation, and integrity of the Corporation’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles, policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.

•	The Internal Audit Office is responsible for examining and evaluating the adequacy and effectiveness of the internal control systems of the Corporation or its Subsidiaries to ensure (1) the reliability and integrity of information, (2) compliance with the Corporation’s policies, plans, and procedures, as well as applicable laws and regulations, (3) the safekeeping of assets, and (4) the economical and efficient use of resources.

•	The External Auditors are responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements prior to their issuance and filing with the Securities and Exchange Commission, the review of each quarterly report on Form 10-Q, and other procedures.
The members of the Committee are not full-time employees of the Corporation. While some of them may be accountants or auditors by profession, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on the following:
•	The integrity of those persons and organizations within and outside the Corporation from which it receives information,

•	The accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and

•	The accuracy of the representations made by management as to any information technology, internal audit, and other non-audit services provided by the external auditors to the Corporation.

The external auditors shall annually submit to the Audit Committee, for its review and approval, a formal written statement of the fees to be billed for each of the following categories of services to be rendered by the external auditors: (1) the audit of the Corporation’s annual financial statements and reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q for the next fiscal year, (2) Audit related Fees, (3) Income Tax related Fees, (4) information technology consulting services in the aggregate and for each service (each separately identifying fees for such services relating to financial information systems design and implementation), and (5) all other services to be rendered by the external auditors in the aggregate and by each service.

The Committee may communicate directly with the Boards of Directors of each of the Subsidiaries and require corrective action plans for recommendations included in reports submitted by the Internal or External Auditors, as well as any other matter that is brought to the attention of the Committee.

The Committee must provide an open avenue of communication among External Auditors, financial and senior management, the Internal Audit Office, and the Board.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage External Auditors for special audits, reviews, and other procedures and to retain special counsel and other experts, consultants, or advisors.

C.	Composition of the Audit Committee

The Committee shall be comprised of five or more independent Directors. The Board of Directors of Triple-S Management Corporation will appoint Committee members. The Chair of the Committee shall be appointed by the members of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall be an expert in accounting or related financial management experience and qualify as an Audit Committee Financial Expert, as defined by the Securities and Exchange Commission.

No member of the Committee shall be an officer or employee of the Corporation or its subsidiaries, or have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of the member and shall otherwise satisfy the applicable independence requirements under the rules of the New York Stock Exchange, as such requirements are interpreted by the Board in its business judgment.

The Committee must work closely and cooperatively with management, on which it relies for information and resources. Nevertheless, the Committee must remain at arm’s length from the operations so that it can be independent in its judgments and decisions, and can pursue its responsibilities without undue influence.

The Committee shall meet at least once every three months or more frequently, as circumstances dictate. The Committee will invite members of management, auditors, or others to attend meetings and provide pertinent information, as necessary. The Committee shall meet in separate executive sessions at least annually with Management, the Vice-President of the Internal Audit Office and the external auditors to discuss any matters that the Committee or each of these groups believes should be discussed privately.

Members of the Committee may participate in any meeting thereof by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can communicate with each other. A quorum shall consist of a majority of the members of the Committee. The decisions of the Committee shall be adopted by the affirmative vote of a majority of the members of the Committee present at the meeting in which the decision is considered.

D.	Responsibilities and Duties

To fulfill its responsibilities and duties the Committee shall:
1.	External Financial Reporting Process
a.	Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

b.	Review with management and the external auditors the results of the audit, including any difficulties encountered.

c.	Review the annual financial statements, and consider whether they are complete and reflect appropriate accounting principles, based on the discussion with management and external auditors.

d.	Review other sections of the annual report and related regulatory filings before release, and consider the accuracy and completeness of the information.

e.	Review with management and the external auditors all matters required to be communicated to the Committee under U.S. Generally Accepted Auditing Standards.

f.	Understand how management develops interim financial information, and the nature and extent of internal and external auditor’s involvement.

g.	Review and discuss with management and the external auditors the annual audited financial statements and quarterly non-audited financial statements.

h.	Review and discuss the annual and quarterly reports, including the Corporation disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management and the external auditors before filing with regulators, and consider whether they are complete and consistent based on the discussion with management and the external auditors.

i.	Discuss with the Corporation’s legal counsel any significant legal matters that may have a material effect on the financial statements and the Corporation’s policy, including material notices to or inquiries received from governmental entities.
2.	System of internal control over financial reporting process
a.	Consider the effectiveness of the Corporation’s internal control over annual and interim financial reporting, including information technology security and control.

b.	Understand the scope of the internal and external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.
3.	Internal and External Audit Processes
a.	Internal Audit
(1)	Appoint or terminate the Vice-President of the Internal Audit Office.

(2)	Review with management and the Vice-President of the Internal Audit Office the charter, plans, activities, staffing, and organizational structure of the internal audit function.

(3)	Ensure there are no unjustified restrictions or limitations to their scope.

(4)	Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.
b.	External Audit
(1)	Appoint or terminate the engagement with the external auditors.

(2)	Oversee the work of External Auditors, including the resolution of disagreements with Management.

(3)	Review the external auditors’ proposed audit scope and approach, including coordination of audit efforts with internal audit.

(4)	All auditing services (including underwriting comfort letters or statutory audits required for insurance companies) and non-audit services must be pre-approved by the Committee. Pre-approval is not required for non-auditing services if: (a) the aggregate dollar value of such services does not exceed five percent of the total fees paid by the Corporation to the external auditors during the fiscal year in which the non-audit services are provided, (b) such services were not recognized by the Corporation at the time of the engagement to be non-audit services, and (c) such services are promptly brought to the attention of and approved by the Committee prior to the completion of the audit.

(5)	Ensure that the external auditors prepare and deliver annually a Statement as to Independence (it being understood that the external auditors are responsible for the accuracy and completeness of this Statement), to be discussed with the external auditors any relationships or services disclosed in this Statement that may affect the objectivity and independence of the external auditors, and to recommend that the Board take appropriate actions in response to this Statement to satisfy itself of the independence of the external auditors.

(6)	Obtain from the external auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934, as amended.

(7)	Discuss with the external auditors:
(a)	All critical accounting policies and practices.

(b)	All alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with Management.

(c)	Other material communications between the independent auditor and Management, including but not limited to the Management letter and schedule of unadjusted differences.

4.	Corporation’s Process for Monitoring Compliance with Laws and Regulations
a.	Receive and review reports from Compliance Officers of the Corporation.

b.	Review the effectiveness of the system for monitoring compliance with the laws and regulations, and the results of management’s investigation and follow-up (including disciplinary action) of any instances of non-compliance.

c.	Receive and review reports for any investigation, examination or audits by regulatory agencies.

d.	Obtain regular updates from management and the Corporation’s legal counsel regarding compliance matters.
5.	Other Responsibilities
a.	Regularly report to the Board about Committee activities, issues, and related recommendations.

b.	Provide an open avenue of communication among internal auditors, the external auditors, and the Board.

c.	Review any other reports the Corporation issues related to Committee responsibilities.

d.	Discuss the Company’s policies with respect to risk assessment and risk management, including the risk of fraud. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

e.	Set clear hiring policies for employees or former employees of the independent auditors.

f.	Perform other activities related to this charter as requested by the Board.

g.	Institute and oversee special investigations as needed.

h.	Annually review and assess the adequacy of the Committee Charter, requesting Board approval for proposed changes.

i.	Prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the Securities and Exchange Commission to be included in Triple-S Management’s annual proxy statement.

j.	Confirm annually that all responsibilities outlined in this Charter have been carried out.

k.	The Board will evaluate the Committee’s and individual members’ performance on a regular basis.

l.	The Committee shall perform an evaluation of its performance at least annually.

m.	The Committee shall receive, retain, and treat complaints, including confidential information, regarding questionable accounting, internal control or auditing matters, and shall establish procedures for so doing.

E.	Approval
1.	This Charter has been reviewed by the Committee and approved by the Board of Directors of Triple-S Management Corporation to establish the purpose of the Audit Committee of the Board of Directors, and to specify its objectives and responsibilities.

2.	This Charter was approved by the Board of Directors of Triple-S Management Corporation on October 3, 2002. Its amendments were approved by the Board on February 26, 2004, February 22, 2005, and March 7, 2006.

Exhibit C – Amended and Restated Articles of Incorporation of the Corporation
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
TRIPLE-S MANAGEMENT CORPORATION
     TRIPLE-S MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, hereby certifies pursuant to Article 8.05 of the General Corporation Law of the Commonwealth of Puerto Rico, as follows:
     1. The name of the corporation is Triple-S Management Corporation and its original Articles of Incorporation were filed with the Secretary of State of the Commonwealth of Puerto Rico on October 9, 1996, Registration Number 95,905.
     2. The Board of Directors of Triple-S Management Corporation at a meeting duly called and held on March 7, 2006, adopted a resolution proposing and declaring advisable the following Amended and Restated Articles of Incorporation which restate, integrate and amend the provisions of the original Articles of Incorporation of Triple-S Management Corporation in accordance with Article 8.02(b) of the General Corporation Law of the Commonwealth of Puerto Rico.
     3. The text of the Articles of Incorporation of Triple-S Management Corporation, as proposed to be amended, shall be effective upon the approval of shareholders and upon the date of filing of this instrument with the Secretary of State of the Commonwealth of Puerto Rico, to read in their entirety as follows:
FIRST:	The name of this corporation is TRIPLE-S MANAGEMENT CORPORATION.

SECOND:	The physical address of the designated office of the Corporation is 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.

THIRD:	The Corporation’s registered agent will be the Corporation itself, Triple-S Management Corporation. The address of such resident agent is 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920.

FOURTH:	The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the Commonwealth of Puerto Rico, as from time to time amended (the “GCLPR”).

FIFTH:	A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred million (200,000,000) shares, consisting of (a) one hundred million (100,000,000) shares of common stock, $1.00 par value per share (the “Common Stock”), and (b) one hundred million (100,000,000) shares of preferred stock, $1.00 par value per share (the “Preferred Stock”).

B. The Board of Directors of the Corporation is hereby expressly authorized at any time and from time to time to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such distinctive powers, designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and to the fullest extent as may now or hereafter be permitted by the GCLPR, including, without limiting the generality of the foregoing, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, or other securities or property, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions. Unless otherwise provided in such resolution or resolutions, shares of the Preferred Stock of such class or series which shall be issued and thereafter acquired by the Corporation through purchase, redemption, exchange, conversion or otherwise shall return to the status of authorized but unissued Preferred Stock.

SIXTH:	The shares of capital stock of the Corporation shall be subject to the transfer restrictions set forth in Attachment A to these Articles of Incorporation. Such transfer restrictions are being adopted in order for the Corporation to comply with the License Agreement between Blue Cross and Blue Shield Association (or its then successor) (the “BCBSA”) and the Corporation and related License Agreements between the subsidiaries of the Corporation and BCBSA.

SEVENTH:	A. At every annual or special meeting of shareholders of the Corporation, every holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock standing in his or her name on the books of the Corporation.

B. There shall be no cumulative voting by shareholders of any class or series of capital stock as may be set forth in the PRGCL or any other law, regulation, decree or agreement.

EIGHTH:	A. The Corporation shall be required, to the maximum extent permitted by the GCLPR, to indemnify each of its directors, officers and employees and any director, officer or employee who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising due to the fact that any such person is or was a director, an officer or an employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise.

B. The Corporation may, in its absolute discretion, up to the maximum extent permitted by the GCLPR, indemnify each person who is not required to be indemnified under Section A above against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was serving or has agreed to serve the Corporation in any capacity, other than as a director, officer or employee, to the extent that the Corporation is required or permitted to indemnify directors, officers or employees under Section A above.

C. The Corporation shall indemnify any director, officer, employee, or other agent of the Corporation against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was a trustee, investment manager, or other fiduciary under any employee benefit plan of the Corporation.

D. To the extent permitted by the GCLPR and applicable law, expenses incurred in defending any proceeding in the case described in Sections A and C above shall be advanced (and in the case of Section B may be advanced) by the Corporation prior to the final disposition of such proceeding upon receipt of any undertaking by or on behalf of such person to repay such amount if it shall be determined ultimately that he or she is not entitled to be indemnified by the Corporation.

Additionally, the Corporation shall reimburse attorneys’ fees and other reasonable related expenses incurred by any person in enforcing such person’s indemnification rights described in Section A above if it shall ultimately be determined that such person is entitled to such indemnification by the Corporation.

E. The indemnification and the advancement of expenses provided by this Article EIGHTH shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, these Articles of Incorporation, the Bylaws or any agreement, vote of shareholders or disinterested directors, policy of insurance or otherwise, both as to action in their official capacity and as to action in another capacity while holding their respective offices, and shall not limit in any way any right which the Corporation may have to provide additional indemnification with respect to the same or different persons or classes of persons. The indemnification and advancement of expenses provided by this Article EIGHTH shall continue as to a person who has ceased to serve in a capacity that entitles such person to indemnity under this Article EIGHTH (an “Indemnifiable Capacity”) and shall inure to the benefit of the heirs, executors and administrators of such a person.

F. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was serving in an Indemnifiable Capacity against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article EIGHTH. Notwithstanding anything in this Article EIGHTH to the contrary: (i) the Corporation shall not be obligated to indemnify any person serving in an Indemnifiable Capacity for any amounts which have been paid directly to such person by any insurance maintained by the Corporation; and (ii) any indemnification provided pursuant to this Article EIGHTH, (A) shall not be used as a source of contribution to, or as a substitute for, or as a basis for recoupment of any payments pursuant to, any indemnification obligation or insurance coverage which is available from any other enterprise, and (B) shall become operative, and payments shall be required to be made thereunder, only in the event and to the extent that the amounts in question have not been fully paid by any indemnification obligation or insurance coverage which is available from any other enterprise.

G. The rights granted or created hereby shall be vested in each person entitled to indemnification hereunder as a bargained-for contractual condition of such person’s serving or having served in an Indemnifiable Capacity and, while this Article EIGHTH may be amended or repealed, no such amendment or repeal shall release, terminate or adversely affect the rights of such person under this Article EIGHTH with respect to any act taken or the failure to take any act by such person prior to such amendment or repeal or with respect to any action, suit or proceeding with respect to such act or failure to act filed after such amendment or repeal.

H. If any provision of this Article EIGHTH or the application of any such provision to any person or circumstance is held invalid, illegal or unenforceable for any reason whatsoever, the remaining provisions of this Article EIGHTH and the application of such provision to other persons or circumstances shall not be affected thereby and, to the fullest extent possible, the court finding such provision invalid, illegal or unenforceable shall modify and construe the provision so as to render it valid and enforceable as against all persons or entities and to give the maximum possible protection to persons subject to indemnification hereby within the bounds of validity, legality and enforceability. Without limiting the generality of the foregoing, if any person who is or was serving in an Indemnifiable Capacity is entitled under any provision of this Article EIGHTH to indemnification by the Corporation for some or a portion of the judgments, amounts paid in settlement, attorneys’ fees, ERISA excise taxes or penalties, fines or other expenses actually and reasonably incurred by any such person in connection with any threatened, pending or completed action, suit or proceeding (including, without limitation, the investigation, defense, settlement or appeal of such action, suit or proceeding), whether civil, criminal, administrative, investigative or appellate, but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify such person for the portion thereof to which such person is entitled.

NINTH:	A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCLPR. In no event shall any director be deemed to breach any fiduciary duty or other obligation owed to any shareholders of the Corporation or any other person by reason of (i) his or her failure to vote for (or by reason of such director’s vote against) any proposal or course of action that in such director’s judgment would breach any requirement imposed on the Corporation or any subsidiary or affiliate of the Corporation by the BCBSA or could lead to termination of any license granted by the BCBSA to the Corporation or any subsidiary or affiliate of the Corporation, or (ii) his or her decision to vote in favor of any proposal or course of action that in such director’s judgment is necessary to prevent a breach of any requirement imposed by the BCBSA or could prevent termination of any license granted by the BCBSA to the Corporation or any subsidiary or affiliate of the Corporation. Any repeal or modification of the foregoing provisions of this Article NINTH by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

TENTH:
A.	The powers of this Corporation are to be exercised by the nineteen (19) members of the Board of Directors.

B.	The Board of Directors is divided into three groups, plus the President of the Corporation. The first is made up of five (5) directors, the second group is composed of six (6) directors, and the third group is made up of seven (7) directors. The terms of the groups will be placed at intervals, therefore, the term of the first group of directors will end in the Shareholders Annual Meeting in the year 2005; the term of the second group of directors will end in the Shareholders Annual Meeting in the year 2006 and the term of the third group of directors will end in the Shareholders Annual Meeting in the year 2007.

C.	The term each group member subsequently elected at the Shareholders Annual Meeting will occupy will be three (3) years. Every director will continue with his/her duties until his/her successor is duly elected and in possession of his/her position. No director, except the Corporation’s President, while fulfilling said hierarchic duties, may be elected for more than three (3) terms or serve as such for more than nine (9) years. The President of the Corporation, which is also a member of the Board of Directors, is excluded from the aforementioned groups.
ELEVENTH:	The Corporation will exist in perpetuity.

TWELFTH:

The Corporation reserves the right to amend any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the GCLPR or other applicable law and these Articles of Incorporation, and all rights conferred upon shareholders herein are granted subject to this reservation; provided, however, that notwithstanding anything contained in these Articles of Incorporation to the contrary, (1) the approval of BCBSA (unless each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated) and (2) the affirmative vote of the holders of at least three-fourths (3/4) of the issued and outstanding voting shares of capital stock of the Corporation (the “Supermajority Shareholder Vote”) shall be required to amend Article SIXTH (including the provisions of Attachment A hereto), Paragraph B of Article SEVENTH, Paragraph B of Article TENTH or the BCBSA approval requirement or the Supermajority Shareholder Vote requirement set forth in this first proviso of Article TWELFTH; and provided further, however, that (i) the requirement for

Supermajority Shareholder Vote shall become ineffective and shall be of no further force and effect in the event that each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated; and (ii) the Supermajority Shareholder Vote shall not apply to (1) any amendment to Article SIXTH (including the provisions of Attachment A hereto), Paragraph B of Article SEVENTH, Paragraph B of Article TENTH or the BCBSA approval requirement or the Supermajority Shareholder Vote requirement set forth in the first proviso of Article TWELFTH to conform such Articles to a change to the terms of any License Agreement, or (2) any amendment to Article SIXTH (including the provisions of Attachment A hereto), Paragraph B of Article SEVENTH, Paragraph B of Article TENTH or the BCBSA approval requirement or the Supermajority Shareholder Vote requirement set forth in the first proviso of Article TWELFTH required or permitted by the BCBSA (whether or not constituting a change to the terms of any License Agreement). The affirmative vote of the holders of at least the percentage of the issued and outstanding capital stock entitled to vote thereon required by the GCLPR or other applicable law shall be required to amend any provisions of these Articles of Incorporation that shall not require the Supermajority Shareholder Vote under this Article TWELFTH.

THIRTEENTH:

A. The Bylaws shall govern the management and affairs of the Corporation, the rights and powers of the directors, officers, employees and shareholders of the Corporation in accordance with its terms and shall govern the rights of all persons concerned relating in any way to the Corporation except that if any provision in the Bylaws shall be irreconcilably inconsistent with any provision in these Articles of Incorporation, the provision in these Articles of Incorporation shall control.

B. The Board of Directors of the Corporation shall have the power to amend the Bylaws of the Corporation by the vote of a majority of the whole Board of Directors of the Corporation. The shareholders of the Corporation shall not have the power to amend the Bylaws of the Corporation unless such amendment shall be approved by the holders of at least a majority of the then issued and outstanding shares of capital stock entitled to vote thereon. Notwithstanding anything contained in these Articles of Incorporation of the Corporation to the contrary, the approval of BCBSA (unless each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated) shall be required to amend Section 5-2, Paragraph D of Section 6-2, Paragraph H of Section 7-11 and Sub-Section 12 of Section 7-14 of the By-Laws of the Corporation and the BCBSA approval requirement contained in this Article THIRTEENTH. For purposes of this Section B of Article THIRTEENTH, the term “whole Board of Directors of the Corporation” means the total number of Directors which the Corporation would have as of the date of such determination if the Board of Directors of the Corporation had no vacancies.

     IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Articles of Incorporation as of the ___day of ___, 2006.
TRIPLE-S MANAGEMENT CORPORATION
By:
Name: Dr. Wilmer Rodríguez Silva
Title: Chairman of the Board

ATTACHMENT A TO AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF TRIPLE-S MANAGEMENT CORPORATION
RESTRICTION ON TRANSFER
     SECTION 1. The following defined words and definitions shall apply with respect to this Attachment A to the Corporation’s Articles of Incorporation (“Attachment A”) in which such defined words are used.
     (a) “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.
     (b) a Person shall be deemed to “Beneficially Own,” be the “Beneficial Owner” of or have “Beneficial Ownership” of any capital stock of the Corporation:
     (1) in which such Person shall then have a direct or indirect beneficial ownership interest which confers a profit, benefit or advantage but which does not constitute legal ownership or control;
     (2) in which such Person shall have the right to acquire any direct or indirect beneficial ownership interest pursuant to any option or other agreement (either immediately or after the passage of time or the occurrence of any contingency);
     (3) which such Person shall have the right to vote;
     (4) in which such Person shall hold any other interest which would count in determining whether such Person would be required to file a Schedule 13D or Schedule 13G under Regulation 13D-G under the Exchange Act; or
     (5) which shall be Beneficially Owned (under the concepts provided in the preceding clauses) by any affiliate or associate of the particular Person or by any other Person with whom the particular Person or any such affiliate or associate has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) relating to the acquisition, holding, voting or disposing of any securities of the Corporation;
     provided, however, that
     (6) a Person shall not be deemed to Beneficially Own, be the Beneficial Owner of, or have Beneficial Ownership of Capital Stock by reason of possessing the right to vote if (i) such right arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act, and (ii) such Person is not the Excess Owner of any Excess Shares, is not named as holding a beneficial ownership interest in any Capital Stock in any filing on Schedule 13D or Schedule 13G, and is not an affiliate or associate of any such Excess Owner or named Person;
     (7) a member of a national securities exchange or a registered depositary shall not be deemed to Beneficially Own, be the Beneficial Owner of or have Beneficial Ownership of Capital Stock held directly or indirectly by it on behalf of another Person (and not for its own account) solely because such member or depositary is the record holder of such Capital Stock, and (in the case of such member), pursuant to the rules of such exchange, such member may direct the vote of such Capital Stock without instruction on matters which are uncontested and do not affect substantially the rights or privileges of the holders of the Capital Stock to be voted, but is otherwise precluded by the rules of such exchange from voting such Capital Stock without instruction on either contested matters or matters that may affect substantially the rights or the privileges of the holders of such Capital Stock to be voted;

     (8) a Person who in the ordinary course of business is a pledgee of Capital Stock under a written pledge agreement shall not be deemed to Beneficially Own, be the Beneficial Owner of or have Beneficial Ownership of such pledged Capital Stock solely by reason of such pledge until the pledgee has taken all formal steps which are necessary to declare a default or has otherwise acquired the power to vote or to direct the vote of such pledged Capital Stock, provided that:
     (A) the pledge agreement is bona fide and was not entered into with the purpose nor with the effect of changing or influencing the control of the Corporation, nor in connection with any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act; and
     (B) the pledge agreement does not grant to the pledgee the right to vote or to direct the vote of the pledged securities prior to the time the pledgee has taken all formal steps which are necessary to declare a default;
     (9) a Person engaged in business as an underwriter or a placement agent for securities who enters into an agreement to acquire or acquires Capital Stock solely by reason of its participation in good faith and in the ordinary course of its business in the capacity of underwriter or placement agent in any underwriting or agent representation registered under the Securities Act, as a bona fide private placement, a resale under Rule 144A promulgated under the Securities Act, or in any foreign or other offering exempt from the registration requirements under the Securities Act shall not be deemed to Beneficially Own, be the Beneficial Owner of or have Beneficial Ownership of such securities until the expiration of forty (40) days after the date of such acquisition so long as (i) such Person does not vote such Capital Stock during such period, and (ii) such participation is not with the purpose or with the effect of changing or influencing control of the Corporation, nor in connection with or facilitating any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act;
     (10) if the Corporation shall sell shares in a transaction not involving any public offering, then each purchaser in such offering shall be deemed to obtain Beneficial Ownership in such offering of the shares purchased by such purchaser, but no particular purchaser shall be deemed to Beneficially Own or have acquired Beneficial Ownership or be the Beneficial Owner in such offering of shares purchased by any other purchaser solely by reason of the fact that all such purchasers are parties to customary agreements relating to the purchase of equity securities directly from the Corporation in a transaction not involving a public offering, provided that:
     (A) all the purchasers are persons specified in Rule 13d-1(b)(1)(ii) promulgated under the Exchange Act;
     (B) the purchase is in the ordinary course of each purchaser’s business and not with the purpose nor with the effect of changing or influencing control of the Corporation, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the Exchange Act,
     (C) there is no agreement among or between any purchasers to act together with respect to the Corporation or its securities except for the purpose of facilitating the specific purchase involved; and
     (D) the only actions among or between any purchasers with respect to the Corporation or its securities subsequent to the closing date of the nonpublic offering are those which are necessary to conclude ministerial matters directly related to the completion of the offer or sale of the securities sold in such offering;
     (11) the Share Escrow Agent shall not be deemed to be the Beneficial Owner of any Excess Share held by such Share Escrow Agent pursuant to an Excess Share Escrow Agreement, nor shall any such Excess Shares be aggregated with any other shares of Capital Stock held by affiliates or associates of such Share Escrow Agent; and

     (12) a Person shall not be deemed to Beneficially Own, be the Beneficial Owner of, or have Beneficial Ownership of Capital Stock by reason of the fact that such Person shall have entered into an agreement with the Corporation pursuant to which such Person, or its associates or affiliates, shall, upon consummation of the transaction described in such agreement, acquire, directly or indirectly, all of the Capital Stock of the Corporation (by means of a merger, consolidation, stock purchase or otherwise), provided that:
     (A) such agreement shall have been approved by a majority of the board (not including any director who is not Independent as to such matter) prior to the execution thereof by the Corporation;
     (B) neither such Person nor its associates or affiliates shall have been the Excess Owner of any Excess Shares immediately prior to the execution of such agreement;
     (C) the consummation of the transaction described in such agreement shall be subject to the approval of the holders of Capital Stock of the Corporation entitled to vote thereon under the GCLPR or pursuant to other applicable law or the rules of the New York Stock Exchange, Inc. or any other national securities exchange or automated quotation system on which any of the Capital Stock shall then be listed or quoted; and
     (D) neither such Person nor its associates or affiliates shall have made any acquisition of Capital Stock after the execution of such agreement other than pursuant to the terms of such agreement.
     Anything herein to the contrary notwithstanding, a Person shall continue to be deemed to Beneficially Own, be the Beneficial Owner of, and have Beneficial Ownership of, such Person’s Excess Shares which shall have been conveyed, or shall be deemed to have been conveyed, to the Share Escrow Agent in accordance with this Attachment A until such time as such Excess Shares shall have been sold by the Share Escrow Agent as provided in this Attachment A.
     (c) “BCBSA” means Blue Cross and Blue Shield Association.
     (d) “Capital Stock” means shares (or any basic unit) of any class or series of any equity security, voting or non-voting, common or preferred, which the Corporation may at any time issue or be authorized to issue.
     (e) “Common Stock” means the shares of common stock of the Corporation.
     (f) “Excess Owner” means a Person who Beneficially Owns Excess Shares.
     (g) “Excess Shares” means (i) with respect to any Institutional Investor, all the shares of Capital Stock Beneficially Owned by such Institutional Investor in excess of the Institutional Investor Ownership Limit, (ii) with respect to any Noninstitutional Investor, all the shares of Capital Stock Beneficially Owned by such Noninstitutional Investor in excess of the Noninstitutional Investor Ownership Limit, and (iii) with respect to any Person, all the shares of Capital Stock Beneficially Owned by such Person in excess of the General Ownership Limit. All Excess Shares shall be deemed to be issued and outstanding shares of Capital Stock even when subject to or held pursuant to this Attachment A.
     (h) “Exchange Act” means the Securities Exchange Act of 1934, as amended or supplemented, and any other federal law which the Board of Directors of the Corporation shall reasonably judge to have replaced or supplemented the coverage of the Exchange Act.
     (i) “GCLPR” means the General Corporation Law of the Commonwealth of Puerto Rico.
     (j) “General Ownership Limit” means (i) that number of shares of Common Stock one share lower than the number of shares of Common Stock which would represent 20% of all shares of Common Stock issued and outstanding at the time of determination, or (ii) any combination of shares of Capital Stock in any series or class that represents 20% of the ownership interest in the Corporation at the time of determination. So long as Common Stock shall be the only class of Capital Stock issued by the Corporation, the General Ownership Limit shall be irrelevant for purposes of this Attachment A because the Institutional Investor Ownership Limit shall exclusively determine whether any shares of Common Stock owned by any Institutional Investor constitute Excess Shares and the Noninstitutional Investor Ownership Limit shall exclusively determine whether any shares of Common Stock owned by any Noninstitutional Investor constitute Excess Shares. If, however, the Corporation were to issue a series of Preferred Stock or other class of Capital Stock other than Common Stock, then (a) shares Beneficially Owned by an Institutional Investor in excess of either the Institutional Investor Ownership Limit or the General Ownership Limit would constitute Excess Shares, and (b) shares Beneficially Owned by a Noninstitutional Investor in excess of either the Noninstitutional Investor Ownership Limit or the General Ownership Limit would constitute Excess Shares.
     (k) “Independent” means a person who, at any given time, shall (i) not be a Major Participant (as defined in Section 1(o) of this Attachment A), (ii) not have been nominated to the Board of Directors of the Corporation at the initiative of a Major Participant, (iii) not have announced a commitment to any proposal made by a Major Participant that has not been approved by a majority of the board (not including any director who is not Independent as to such matter), and not have been determined by a majority of the board (not including any director who is not Independent as to such matter) to have been subject to any relationship, arrangement or circumstance (including any relationship with a Major Participant) which, in the judgment of a majority of the board of directors (not including any director who is not Independent as to such matter), is reasonably possible or likely to interfere to an extent deemed unacceptable by such majority of the board (not including any director who is not Independent as to such matter) with his or her exercise of independent judgment as a director.
     (l) “Institutional Investor” means any Person that is an entity or group identified in Rule 13d-1(b)(1)(ii) under the Exchange Act, provided that every filing made by such Person with the SEC under Regulation 13D-G (or any successor Regulation) under the Exchange Act with respect to such Person’s Beneficial Ownership of Capital Stock by such Person shall have contained a certification identical to the one required by Item 10 of Schedule 13G, or such other affirmation as shall be approved by the BCBSA and the Board of Directors.
     (m) “Institutional Investor Ownership Limit” means that number of shares of Capital Stock one share lower than the number of shares of Capital Stock which would represent 10% of the Voting Power of all shares of Capital Stock issued and outstanding at the time of determination; provided that, that the Institutional Investor Ownership Limit may be revised from time to time pursuant to Section 14 of this Attachment A.
     (n) “License Agreements” means the license agreements as constituted from time to time between the Corporation or any of its subsidiaries or affiliates and the BCBSA, including any and all addenda thereto, with respect to, among other things, the “Blue Cross” and “Blue Shield” names and marks.
     (o) “Major Participant” means a Person who, except as provided in the next sentence, is (i) an Excess Owner, (ii) a Person that has filed proxy materials with the SEC (as defined in Section 1(w) of this Attachment A hereof) supporting a candidate for election to the Board of Directors of the Corporation in opposition to candidates approved by a majority of the board (not including any director who is not Independent as to such matter), (iii) a Person that has made a proposal, made a filing with the SEC or taken other actions in which such Person indicates that such Person may seek to become a Major Participant or which in the judgment of a majority of the board (not including any director who is not Independent as to such matter) indicates that it is reasonably possible or likely that such Person will seek to become a Major Participant, or (iv) such Person is an affiliate or associate of a Major Participant.
     Notwithstanding the foregoing, in the event that a majority of the board (not including any director who is not Independent as to such matter) shall have approved an acquisition of outstanding Capital Stock of the Corporation, prior to the time such acquisition shall occur, which would otherwise render a Person a Major Participant and such Person (a) shall not have made any subsequent acquisition of outstanding Capital Stock of the Corporation not approved by a majority of the board (not including any director who is not Independent as to such matter) and (b) shall not have subsequently taken any of the actions specified in the preceding sentence without the prior approval of a majority of the board (not including any director who is not Independent as to such matter), then such Person shall not be deemed a Major Participant. In the event there shall be any question as to whether a particular Person is a Major Participant, the determination of a majority of the board (not including any director who is not Independent as to such matter)shall be binding upon all parties concerned.
     (p) “Noninstitutional Investor” means any Person that is not an Institutional Investor.
     (q) “Noninstitutional Investor Ownership Limit” means that number of shares of Capital Stock one share lower than the number of shares of Capital Stock which would represent 5% of the Voting Power of all shares of Capital Stock issued and outstanding at the time of determination; provided, however, that the Noninstitutional Investor Ownership Limit may be revised from time to time pursuant to Section 14 of this Attachment A.
     (r) “Ownership Limit” means each of the General Ownership Limit, the Institutional Investor Ownership Limit and the Noninstitutional Investor Ownership Limit, as each may be revised from time to time pursuant to Section 14 of this Attachment A.
     (s) “Permitted Transferee” means a Person whose acquisition of Capital Stock will not violate any Ownership Limit applicable to such Person.
     (t) “Person” means any individual, firm, partnership, corporation, limited liability company, trust, association, joint venture or other entity, and shall include any successor (by merger or otherwise) or of any such entity.
     (u) “Schedule 13D” means a report on Schedule 13D under Regulation 13D-G under the Exchange Act and any report which may be required in the future under any requirements which the BCBSA shall reasonably judge to have any of the purposes served by Schedule 13D.
     (v) “Schedule 13G” means a report on Schedule 13G under Regulation 13D-G under the Exchange Act and any report which may be required in the future under any requirements which the BCBSA shall reasonably judge to have any of the purposes served by Schedule 13G.
     (w) “SEC” means the United States Securities and Exchange Commission and any successor federal agency having similar powers.
     (x) “Securities Act” means the Securities Act of 1933, as amended or supplemented, and any other federal law which the Board of Directors shall reasonably judge to have replaced or supplemented the coverage of the Securities Act.
     (y) “Share Escrow Agent” means the Person appointed by the Corporation to act as escrow agent with respect to the Excess Shares.
     (z) “Transfer” means any of the following which would affect the Beneficial Ownership of Capital Stock: (a) any direct or indirect sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Capital Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Capital Stock, or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise, and (b) any other transaction or event, including, without limitation, a merger, consolidation, or acquisition of any Person, the expiration of a voting trust which is not renewed, or the aggregation of the Capital Stock Beneficially Owned by one Person with the Capital Stock Beneficially Owned by any other Person, which would affect the Beneficial Ownership of Capital Stock.
     (aa) “Transferability” means the ability of a Person to Transfer shares of Capital Stock of the Corporation.
     (bb) “Voting Power” means the voting power attributable to the shares of Capital Stock issued and outstanding at the time of determination and shall be equal to the number of all votes which could be cast in any election of any director, other than directors electable under the terms of any series of Preferred Stock in specified circumstances, which could be accounted for by all shares of Capital Stock issued and outstanding at the time of determination. If, in connection with an election for any particular position on the Board of Directors of the

Corporation, shares in different classes or series are entitled to be voted together for purposes of such election, then in determining the number of “all votes which could be cast” in the election for that particular position for purposes of the preceding sentence, the number shall be equal to the number of votes which could be cast in the election for that particular position if all shares entitled to be voted in such election (regardless of series or class) were in fact voted in such election. For any particular Person, the Voting Power of such Person shall be equal to the quotient, expressed as a percentage, of the number of votes that may be cast with respect to shares of Capital Stock Beneficially Owned by such Person (including, for these purposes, any Excess Shares Beneficially Owned by such Person and held and/or voted by the Escrow Share Agent) divided by the total number of votes that could be cast by all stockholders of the Corporation (including such particular Person) based upon the issued and outstanding shares of Capital Stock at the time of determination. If the Corporation shall issue any series or class of shares for which positions on the Board of Directors of the Corporation are reserved or shall otherwise issue shares which have voting rights which can arise or vary based upon terms governing that class or series, then the percentage of the voting power represented by the shares of Capital Stock Beneficially Owned by any particular Person shall be the highest percentage of the total votes which could be accounted for by those shares in any election of any director.
     SECTION 2. (a) No Institutional Investor shall Beneficially Own shares of Capital Stock in excess of the Institutional Investor Ownership Limit. No Noninstitutional Investor shall Beneficially Own shares of Capital Stock in excess of the Noninstitutional Investor Ownership Limit. No Person shall Beneficially Own shares of Capital Stock in excess of the General Ownership Limit.
     (b) The occurrence of any Transfer which would cause any Person to Beneficially Own Capital Stock in excess of any Ownership Limit applicable to such Person shall have the following legal consequences: (i) such Person shall receive no rights to the Excess Shares resulting from such Transfer (other than as specified in this Attachment A), and (ii) the Excess Shares resulting from such Transfer immediately shall be deemed to be conveyed to the Share Escrow Agent.
     (c) Notwithstanding the foregoing, a Person’s Beneficial Ownership of Capital Stock shall not be deemed to exceed any Ownership Limit applicable to such Person if (A) the Excess Shares with respect to such Person do not exceed the lesser of 1% of the Voting Power of the Capital Stock or 1% of the ownership interest in the Corporation, and (B) within fifteen (15) days of the time when such Person becomes aware of the existence of such Excess Shares, such Person transfers or otherwise disposes of sufficient shares of Capital Stock so that such Person’s Beneficial Ownership of Capital Stock shall not exceed any Ownership Limit.
     SECTION 3. Any Excess Owner who acquires or attempts to acquire shares of Capital Stock in violation of Section 2 of this Attachment A, or any Excess Owner who is a transferee such that any shares of Capital Stock are deemed Excess Shares, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request.
     SECTION 4. The Corporation shall take such actions as it deems necessary to give effect to the transfer of Excess Shares to the Share Escrow Agent, including refusing to give effect to the Transfer or any subsequent Transfer of Excess Shares by the Excess Owner on the books of the Corporation. Excess Shares so held or deemed held by the Share Escrow Agent shall be issued and outstanding shares of Capital Stock. An Excess Owner shall have no rights in such Excess Shares except as expressly provided in this Attachment A and the administration of the Excess Shares escrow shall be governed by the terms of an Excess Share Escrow Agreement to be entered into between the Corporation and the Share Escrow Agent and having such terms as the Corporation shall deem appropriate.
     SECTION 5. The Share Escrow Agent, as record holder of Excess Shares, shall be entitled to receive all dividends and distributions as may be declared by the Board of Directors of the Corporation with respect to Excess Shares (the “Excess Share Dividends”) and shall hold the Excess Share Dividends until disbursed in accordance with the provisions of Section 9 of this Attachment A. In the event an Excess Owner receives any Excess Share Dividends (including, without limitation, Excess Share Dividends received prior to the time the Corporation determines that Excess Shares exist with respect to such Excess Owner) such Excess Owner shall repay such Excess Share Dividends to the Share Escrow Agent or the Corporation. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any Excess Share Dividends paid to an Excess Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Capital

Stock Beneficially Owned by any Excess Owner (including future dividends on distributions on shares of Capital Stock which fall below the Ownership Limit as well as on Excess Shares), and, as soon as practicable following the Corporation’s receipt or withholding thereof, shall pay over to the Share Escrow Agent the dividends so received or withheld, as the case may be.
     SECTION 6. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of, or any distribution of the assets of, the Corporation, the Share Escrow Agent shall be entitled to receive, ratably with each other holder of Capital Stock of the same class or series, that portion of the assets of the Corporation that shall be available for distribution to the holders of such class or series of Capital Stock. The Share Escrow Agent shall distribute the amounts received upon such liquidation, dissolution or winding up or distribution in accordance with the provisions of Section 9 of this Attachment A.
     SECTION 7. The Share Escrow Agent shall be entitled to vote all Excess Shares. The Share Escrow Agent shall vote, consent, or assent Excess Shares as follows:
     (a) to vote in favor of each nominee to the Board of Directors of the Corporation whose nomination has been approved by a majority of the board (not including any director who is not Independent as to such matter) and to vote against any candidate for the Board of Directors of the Corporation for whom no competing candidate has been nominated or selected by a majority of the board (not including any director who is not Independent as to such matter);
     (b) unless such action is initiated by or with the consent of the Board of Directors of the Corporation, (i) to vote against removal of any director of the Corporation, (ii) to vote against any alteration, amendment, change or addition to or repeal (collectively, “Change”) of the Bylaws or the Corporation’s Articles of Incorporation, (iii) not to nominate any candidate to fill any vacancy of the Board of Directors of the Corporation and (iv) not take any action by voting such Excess Shares that would be inconsistent with or would have the effect, directly or indirectly, of defeating or subverting the voting requirements contained in Section 7(a) of this Attachment A or this Section 7(b) of this Attachment A; and
     (c) to the extent not covered by clauses (a) and (b) above, to vote as recommended by the Board of Directors of the Corporation.
     SECTION 8. (a) The Share Escrow Agent shall hold all Excess Shares until such time as they are sold in accordance with this Section 8 of Attachment A.
     (b) The Share Escrow Agent shall sell or cause the sale of Excess Shares at such time or times and on such terms as shall be determined by the Corporation. The Share Escrow Agent shall have the right to take such actions as the Corporation shall deem appropriate to ensure that sales of Excess Shares shall be made only to Permitted Transferees.
     (c) The Share Escrow Agent shall have the power to convey to the purchaser of any Excess Shares sold by the Share Escrow Agent ownership of such Excess Shares free of any interest of the Excess Owner of those Excess Shares and free of any other adverse interest arising through the Excess Owner. The Share Escrow Agent shall be authorized to execute any and all documents sufficient to transfer title to any Permitted Transferee.
     (d) Upon acquisition by any Permitted Transferee of any Excess Shares sold by the Share Escrow Agent or the Excess Owner, such shares shall upon such sale cease to be Excess Shares and shall become regular shares of Capital Stock in the class or series to which such Excess Shares otherwise belong, and the purchaser of such shares shall acquire such shares free of any claims of the Share Escrow Agent or the Excess Owner.
     (e) To the extent permitted by the GCLPR or other applicable law, neither the Corporation, the Share Escrow Agent nor anyone else shall have any liability to the Excess Owner or anyone else by reason of any action or inaction the Corporation or the Share Escrow Agent or any director, officer or agent of the Corporation shall take which any of them shall in good faith believe to be within the scope of their authority under this Attachment A or by reason of any decision as to when or how to sell any Excess Shares or by reason of any other action or inaction in connection with the activities permitted under this Attachment A which does not constitute gross negligence or willful misconduct.
     Without limiting by implication the scope of the preceding sentence, to the extent permitted by law, neither the Share Escrow Agent nor the Corporation nor any director, officer or agent of the Corporation (a) shall have any liability on grounds that any of them failed to take actions which would or could have produced higher proceeds for any of the Excess Shares or by reason of the manner or timing for any disposition of any Excess Shares, and (b) shall be deemed to be a fiduciary or agent of any Excess Owner.
     SECTION 9. The proceeds from the sale of the Excess Shares and any Excess Share Dividends shall be distributed as follows (i) first, to the Share Escrow Agent for any costs and expenses incurred in respect of its administration of the Excess Shares that have not theretofore been reimbursed by the Corporation; (ii) second, to the Corporation for all costs and expenses incurred by the Corporation in connection with the appointment of the Share Escrow Agent, the payment of fees to the Share Escrow Agent with respect to the services provided by the Share Escrow Agent in respect of the escrow and for any other direct or indirect and out of pocket expenses incurred by the Corporation in connection with the Excess Shares, including any litigation costs and expenses, and all funds expended by the Corporation to reimburse the Share Escrow Agent for costs and expenses incurred by the Share Escrow Agent in respect of its administration of the Excess Shares and for all fees, disbursements and expenses incurred by the Share Escrow Agent in connection with the sale of the Excess Shares; and (iii) third, the remainder thereof (as the case may be) to the Excess Owner; provided, however, if the Corporation shall have any questions as to whether any security interest or other interest adverse to the Excess Owner shall have existed with respect to any Excess Shares, neither the Share Escrow Agent, the Corporation nor anyone else shall have the obligation to disburse proceeds for those shares until the Share Escrow Agent shall be provided with such evidence as the Corporation shall deem necessary to determine the parties who shall be entitled to such proceeds.
     SECTION 10. Each certificate for Capital Stock shall bear the following legend:
     “The shares of stock represented by this certificate are subject to restrictions on ownership and Transfer. All capitalized terms in this legend have the meanings ascribed to them in the Corporation’s Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on ownership and Transfer, shall be sent without charge to each stockholder who so requests. No Person shall Beneficially Own shares of Capital Stock in excess of any Ownership Limit applicable to such Person. Subject to certain limited specific exemptions, (i) Beneficial Ownership of that number of shares of Capital Stock by an Institutional Investor which would represent 10% or more of the Voting Power would exceed the Institutional Investor Ownership Limit, (ii) Beneficial Ownership of that number of shares of Capital Stock by a Noninstitutional Investor which would represent 5% or more of the Voting Power would exceed the Noninstitutional Investor Ownership Limit, and (iii) Beneficial Ownership of (a) 20% or more of the issued and outstanding shares of Common Stock or (b) any combination of shares in any series or class of Capital Stock that represents 20% or more of the Ownership Interest in the Corporation (determined as provided in the Corporation’s Articles of Incorporation) would exceed the General Ownership Limit. Any Person who attempts to Beneficially Own shares of Capital Stock in violation of this limitation must immediately notify the Corporation. Upon the occurrence of any event that would cause any person to exceed any Ownership Limit applicable to such Person, all shares of Capital Stock Beneficially Owned by such Person in excess of any Ownership Limit applicable to such Person shall automatically be deemed Excess Shares and shall be transferred automatically to the Share Escrow Agent and shall be subject to the provisions of the Corporation’s Articles of Incorporation. The foregoing summary of the restrictions on ownership and Transfer is qualified in its entirety by reference to the Corporation’s Articles of Incorporation.”
     The legend may be amended from time to time to reflect amendments to the Corporation’s Articles of Incorporation, or revisions to the Ownership Limits in accordance with Section 14 of this Attachment A.
     SECTION 11. Nothing contained in this Attachment A or in any other provision of the Corporation’s Articles of Incorporation shall limit the authority of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders.

     SECTION 12. Nothing contained in the Corporation’s Articles of Incorporation (including this Attachment A) shall preclude the settlement of any transactions entered into through the facilities of the New York Stock Exchange, Inc. or any other exchange or through the means of any automated quotation system now or hereafter in effect.
      SECTION 13. Except in the case of manifest error, any interpretation of this Attachment A by the Board of Directors of the Corporation shall be conclusive and binding; provided, however, that in making any such interpretation, the Board of Directors of the Corporation shall consider, wherever relevant, the Corporation’s obligations to the BCBSA.
     SECTION 14. A majority of the board of directors shall have the right to revise the definition of one or more Ownership Limits to change the percentage ownership of Capital Stock under such Ownership Limit to conform the definition to a change to the terms of the License Agreements or as required or permitted by the BCBSA. In the event the Corporation issues any series or class of Capital Stock other than Common Stock, then majority of the board of directors shall have the power to determine the manner in which each class or series of Capital Stock shall be counted for purposes of determining each Ownership Limit. Any such revision to the definition of any Ownership Limit shall not be deemed a Change to the Corporation’s Articles of Incorporation (including this Attachment A), and shall not require stockholder approval under Article THIRTEENTH of the Corporation’s Articles of Incorporation; provided, however, that no such revision shall be effective until such time as the Corporation shall have notified the stockholders of such revision in such manner as it shall deem appropriate under the circumstances (provided that notification of any such revision by means of a filing by the Corporation describing such revision with the SEC under the Exchange Act or with the Secretary of State of the Commonwealth of Puerto Rico under the GCLPR shall be deemed appropriate notice under all circumstances).

Exhibit D – Amended and Restated Bylaws of the Corporation
AMENDED AND RESTATED
BY-LAWS
OF
TRIPLE-S MANAGEMENT CORPORATION
CHAPTER 1 — BOARD OF DIRECTORS

1-1	The Board of Directors is made up of nineteen (19) members as provided in the Articles of Incorporation of the Corporation.
CHAPTER 2 — CAPITAL STOCK; STOCK CERTIFICATES; CORPORATE SEAL

2-1	The Corporation may issue at any time the shares of capital stock of the Corporation set forth in the Articles of Incorporation with the prior approval of such issuance by the Board of Directors.

2-2	The certificates representing shares of capital stock of the Corporation shall be in such form as shall be prescribed by the Board of Directors of the Corporation in conformity with the Articles of Incorporation, the General Corporation Law of Puerto Rico (the “GCLPR”) or other applicable law. The issuance of shares shall be entered in the stock books of the Corporation as they are issued. Such entries shall show the name and address of the person, firm, partnership, corporation or association to whom each certificate is issued. Each certificate shall have printed, typed or written thereon the name or the person, firm, partnership, corporation or association to whom it is issued and the number of shares represented thereby. It shall be signed by the President and Chief Executive Officer or any other officer appointed by the Board of Directors and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Corporation, and sealed with the seal of the Corporation. Any or all signatures on such certificate may be facsimiles and the seal may be facsimile, engraved or printed. In case any such officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

2-3	The Corporation will use a circular seal measuring 1-7/8 in diameter with the name “Triple-S Management Corporation” around its circumference.
CHAPTER 3 – TRANSFER OF SHARES

3-1	The transfer of shares of the Corporation shall be subject to the restrictions set forth in the Articles of Incorporation of the Corporation.

3-2	The Secretary of the Corporation or a transfer agent for the Corporation shall keep, or ensure the keeping of, a complete and exact register, in alphabetical order, of all the shareholders, including their address and, the number of votes each Shareholder holds, in the offices of the Corporation. Said register shall be readily available and during working hours, and shall be available for inspection by any Shareholder, particularly, ten (10) days before a Shareholders Meeting, and when any other shareholder meeting is being held. The Corporation’s register will constitute the only acceptable evidence to determine which Shareholders have the right to inspect the Corporation’s Shareholders Register, the books of the Corporation, and to determine which Shareholders have the right to vote in person or by proxy during any meeting or shareholders meeting.

CHAPTER 4 – SHAREHOLDER MEETINGS; SHAREHOLDER PROPOSALS

4-1	ANNUAL MEETING

The Annual Meeting of Shareholders of Triple-S Management Corporation will be held at the Corporation’s main office or at any other place in Puerto Rico as determined by the Board of Directors from time to time, at the place indicated in the Notice of Meeting, at 9:00 am, on the last Sunday in April of each year or, as an exception, at such other date which is closest to the last Sunday of the month of April as determined by the Board due to any legal requirement applicable to the Corporation. The purpose of the Meeting will be to fill any vacancies of the Board of Directors, receive and consider reports from officials regarding the business of the Corporation, and attend to any other matters that are properly submitted for consideration. However, the Articles of Incorporation may not be amended unless the shareholders, who have the right to vote at the meeting, have been previously notified that among the matters that are being considered at the meeting are amendments to the Articles of Incorporation.

4-2	SPECIAL MEETINGS

The Chairman of the Board of Directors, a majority of the Board of Directors, or Shareholders who hold 25% of the registered voting shares can call special shareholders meetings to be held at the place and time established by the notice of meeting, and for the purposes expressed therein. The meetings (special shareholders meetings) should be notified no less than ten (10) days or more than thirty (30) days before said meeting. The special meetings must be notified in the same manner as annual meetings.

4-3	NOTICE OF MEETINGS

The notices for every annual meeting of the Shareholders shall be given to each Shareholder entitled to vote, by delivering the same personally, or by mailing such notice to him, at the address which appears on the records of the Corporation during a period of no less than twenty (20) and no more than sixty (60) days prior to the meeting. Along with this notice, all Shareholders will receive copies of the Corporation and its subsidiaries’ consolidated financial statements. The notice shall indicate the place and the date the meeting will be held, and the matter or matters to be considered during the Meeting.

4-4	NOTICE — SUBSTITUTE

If the directors and officers of the Corporation should refrain from calling and celebrating, at its designated time, an annual meeting, Shareholders who hold 10% of the registered voting shares may call for and celebrate said Meeting as required in these By-laws. In case an officer does not attend said meeting, one of the Shareholders present may be elected to substitute, provisionally, said officer. Decisions made at the Meeting will be valid, as if made at an annual meeting, and will be registered in the corporate books of the Corporation.

4-5	QUORUM

Notice to attend annual and special meetings will be sent to all shareholders whose names appear in the Corporate Registry in the manner set forth above prior to the meeting date. At the annual or special meetings, a majority of the voting shares of capital stock of the Corporation issued and outstanding shall constitute a quorum; and if at the appointed time quorum is not reached, the meeting will be postponed for a half hour, after which one third (1/3) of the voting shares issued and outstanding will constitute a quorum. If quorum is not reached, a new meeting shall be scheduled thirty (30) days hence, where one-third (1/3) of the voting shares issued and outstanding will constitute a quorum. If a quorum is not reached pursuant to these Bylaws, as many new meetings as necessary may be scheduled, with the same one-third (1/3) requirement.

4-6	SHAREHOLDER PROPOSALS

(A)	Shareholders shall be entitled to submit proposals to be voted upon by shareholders at an annual meeting of the Corporation provided that they comply with the procedures set forth in this Section 4-6. Only those proposals which satisfy all requirements specified in this Section 4-6 shall be deemed “Qualified Shareholder Proposals.”

(B)	In order for a proposal to constitute a “Qualified Shareholder Proposal,” all of the following requirements must be satisfied:
(i)	The proposal must be made for submission at an annual meeting of shareholders or at a special meeting referred to in these By-laws;

(ii)	The proposal must be a proper subject for shareholder action. The Board of Directors shall be entitled to determine that any proposal which the shareholder is not entitled to have included in the Corporation’s proxy statement for the annual meeting under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations issued by the Securities and Exchange Commission (which are collectively referred to herein as the “SEC Proxy Rules”) is not a proper subject for shareholder action;

(iii)	The proposal must be made by a shareholder who shall be the record holder on the record date for determining shareholders entitled to receive notice of and to vote at such annual or special meeting (a “Proposing Shareholder”);

(iv)	The Proposing Shareholder must deliver a written notice identifying such proposal to the office of the Corporation’s Secretary at the Corporation’s principal place of business which provides the information required by these Bylaws which is timely under the standards given in this Section 4-6 and Section 4-7 of these Bylaws;

(v)	Such Proposing Shareholder’s proposal notice shall: (a) contain a description of the proposal, the reasons for the proposal and any material interest in such proposal by the Proposing Shareholder or the beneficial owner of the shareholder’s record shares; (b) contain an affirmation by the Proposing Shareholder that the shareholder satisfies the requirements specified in this Section 4-6 for presentation of such proposal; (c) contain a description of all arrangements or understandings between such Proposing Shareholder and any other person or persons (including their names) in connection with the proposal of such business by such Proposing Shareholder; (d) a representation that such Proposing Shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting; and (e) as to the Proposing Shareholder and the beneficial owner, if any, on whose behalf the proposal is made (x) the name and address of such Proposing Shareholder, as they appear on the Corporation’s books, and of such beneficial owner and the telephone number at which each may be contacted during normal business hours through the time for which the meeting is scheduled, and (y) the class and number of shares of the Corporation which are owned beneficially and of record by such Proposing Shareholder and such beneficial owner; and

(vi)	The Proposing Shareholder and the beneficial owner shall provide such other information required by these Bylaws or as any officer of the Corporation shall reasonably deem relevant within such time limits as any officer of the Corporation shall reasonably impose for such information.

(C)	Nothing in these Bylaws shall be deemed to prohibit a shareholder from including any proposals in the Corporation’s proxy statement to the extent such inclusion shall be required under the Exchange Act and the SEC Proxy Rules or to lessen any obligation by any shareholder to comply with the SEC Proxy Rules; provided, however, that neither the fact that a shareholder’s nominee qualifies for nomination or election to the Board of Directors under Section 4.8 nor the fact that business is properly brought before an annual meeting by a shareholder under this Section 4-6 shall obligate the Corporation to endorse that candidate or proposal or (except to the extent required by the SEC Proxy Rules) to provide a means to vote on that proposal on proxy cards solicited by the Corporation or to include information about that proposal in the Corporation’s proxy statement. To the extent this Section 4-6 shall be deemed by a majority of the Board of Directors or the Securities and Exchange Commission, or adjudged by a court of competent jurisdiction, to be inconsistent with the rights of shareholders to request inclusion of a proposal in the Corporation’s proxy statement pursuant to the SEC Proxy Rules, the SEC Proxy Rules shall govern.

4-7	NOTICE OF SHAREHOLDER BUSINESS OTHER THAN NOMINATION OF DIRECTORS.

(A)	For business, other than the nomination of Directors, to be properly brought before an annual meeting by a Proposing Shareholder pursuant to these Bylaws, the Proposing Shareholder must meet the requirements of ýSection 4-6 of these Bylaws and the following subsections of this ýSection 4-7. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the requirements of Section 4-6 and the following subsections of this Section 4-7, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(B)	To be timely for an annual meeting, a Proposing Shareholder’s notice must be actually delivered to the Secretary at the Corporation’s principal place of business not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder to be timely must be so delivered not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

(C)	In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a Proposing Shareholder’s notice as described above. “Public Announcement” means, for these purposes, disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(D)	Such Proposing Shareholder’s notice shall set forth as to each matter all information relating to such matter that is required to be disclosed in solicitations of proxies, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder.

4-8	SHAREHOLDER NOMINATION OF DIRECTORS

(A)	In addition to nominations made through the Nominations Committee of the Board of Directors, nominations of persons for election to the Board of Directors of the Corporation may be made at the meeting by any shareholder of the Corporation entitled to vote for the election of Directors who complies with the notice procedures set forth in this Section 4.8 (A) and (B). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred and twenty (120) days before the date of release of the proxy statement to shareholders in connection with the previous year’s annual meeting for the election of directors. Such shareholder’s notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director by the shareholders of the Corporation unless (i) nominated in accordance with the procedures set forth herein, and (ii) such nominee satisfies any and all eligibility criteria established by the Board of Directors of the Corporation.
(B)	The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the foregoing procedures and, in such event, the nomination shall be disregarded. Any decision by the chairman of the meeting shall be conclusive and binding upon all shareholders of the Corporation for any purpose.
CHAPTER 5 — VOTING RIGHTS

5-1	Each shareholder shall, at every meeting, be entitled to as many votes as shares of capital stock of the Corporation are registered in his name in the books of the Corporation. The shareholder may vote in person or, if absent, by proxy, by certified mail or any other electronic means that may be provided by the Corporation. No vote sent by mail or by proxy will be valid unless issued with the shareholder’s signature, and it is received before the meeting, for which it is destined, begins. No proxy will be valid after its expiration date.

5-2	CUMULATIVE VOTE — PROHIBITION

As provided in the Articles of Incorporation of the Corporation, there shall be no cumulative voting of a class or series of capital stock in the election of directors of the Corporation.
CHAPTER 6 — ELECTIONS

6-1	BOARD OF DIRECTORS — ELECTION

The election of members to the Board of Directors will take place at the duly notified Annual Meeting of Shareholders by ballot. The members elected each year will be those necessary to complete the nineteen (19) Directors.

The directors will be elected by a majority of votes of the shares of capital stock of the Corporation issued and outstanding with the right to vote and who are represented in person or by proxy at the meeting.

The Board of Directors shall be divided into three groups as required by the Articles of Incorporation of the Corporation.

6-2	DIRECTORS’ REQUIREMENTS

In order to be a Director in the Corporation, every person must at least meet the following requirements:
(A)	Never have declared fraudulent bankruptcy, voluntary or involuntary, nor granted a fraudulent general cession in benefit of creditors.

(B)	Should never have been convicted of a crime of moral deprivation.

(C)	Should not be a director or officer of a bank, a savings and loans association, an institution engaged in the business of receiving deposits and lending money in Puerto Rico or any entity or corporation in which any of the institutions referred to herein have a direct or indirect substantial economic interest or the relationship of owner, subsidiary or affiliate or any entity or corporation which owns, directly or indirectly, substantial economic interest in any of the said institutions, except that the person can fulfill his duties as director or officer of a financial holding company or a depository institution with whom an insurance company affiliated to the Corporation has a relationship, directly or indirectly, as owner, subsidiary or affiliate.

(D)	Must comply with any applicable requirements under BCBSA rules.

CHAPTER 7 – DIRECTORS, OFFICERS AND COMMITTEES

7-1	BOARD OF DIRECTORS – POWERS

(A)	The Board of Directors will be composed of nineteen (19) members elected by the Shareholders at the annual meeting, or by the Board of Directors in case of vacancies, and will exercise the Corporation’s powers and the management of its business in accordance with the GCLPR, the Articles of Incorporation and By-laws of the Corporation, as well as the guidelines issued by the Shareholders of the Corporation.

(B)	The power to manage the Corporation’s affairs may only be exercised when the Directors of the Corporation act as a Board, duly constituted, as a Committee of the Board or by express delegation from the Board.

(C)	The decisions taken by a majority of the Directors present at a meeting of the Board of Directors, where a quorum is constituted, will be considered as acts of the Board of Directors as if those decisions were considered and accepted by all of the Directors of the Board.

(D)	Of the nineteen (19) members of the Board of Directors, at least ten (10) must be representatives of the community and/or subscribers.

(E)	Board Meetings

1.	The Board must celebrate at least one annual meeting before the Annual Meeting of Shareholders and any regular and special meetings the Board determines to be necessary.

2.	The Board will meet at least quarterly, unless special circumstances force the Chairperson of the Board to change it. The Secretary will notify the Directors in writing the date of said meetings.

3.	The Chairperson of the Board of Directors may convene extraordinary meetings of the Board to be held at the place, date, and time established in the notice to the meeting and for the purposes expressed therein.

4.	In addition, the Chairperson of the Board of Directors will have the obligation to convene the Board of Directors when requested by five (5) members of the Board, ten (10) days after such request is made.

(F)	A majority of the total number of Directors will constitute a quorum.

7-2	VACANCIES IN THE BOARD – PROCEDURE TO FILL VACANCIES

The vacancies of the Board due to resignation, death, disability which impedes the execution of their functions, or destitution of any director before the expiration of their term, will be filled by the vote of the majority of the Directors present in a Board meeting, convened for these purposes, after the quorum is constituted. The person elected to fill the vacancy will serve the rest of the term of the person who is being substituted and may be reelected for two (2) additional successive terms.

7-3	ACTS OF THE BOARD OF DIRECTORS – REFERENDUM

Except for a provision stating the contrary in the Articles of Incorporation or the GCLPR, any action or agreement required or permitted to be taken in any meeting of the Board of Directors or any of its committees, may be executed without the need of a meeting if all of the members of the Board of Directors or the Committee, as the case may be, approve of it in writing and said written approval or approvals are submitted and incorporated in the minutes of the meetings of the Board of Directors or the Committee.

7-4	OFFICERS

The officers will be a Chairperson, a Vice Chairman, a Treasurer, an Assistant Treasurer, a Secretary and an Assistant Secretary. The Board of Directors will elect these officers, which will meet the requirements, will have the powers and duties and will serve during the terms established herein.

7-5	THE CHAIRPERSON OF THE BOARD OF DIRECTORS

The Chairperson of the Board of Directors will preside over the Shareholders Meetings, the meetings of the Board of Directors, and will assume the duties and responsibilities conferred by the Board of Directors. Among the main duties and responsibilities of the Chairperson are the following:

(A)	Represent the Corporation in the name of the Board of Directors in those official acts which he/she will have to attend and will maintain the relationships with the Shareholders of the Corporation and the governmental authorities as part of his/her duties.

(B)	Appoint the Directors who are to be members of the Finance Committee, except for its Committee Chair, and the Resolutions and Regulations Committee of the Board of Directors, unless otherwise provided in these By-laws.

(C)	Be a member of all of the Committees of the Board of Directors, if he/she complies with the independence criteria adopted and approved by the Board of Directors.

(D)	Represent the Corporation at the Shareholders Meetings of the Subsidiary Corporations.

(E)	Recommend to the Board of Directors for their consideration, the creation of committees which are not expressly recognized in the By-laws and regulations, according to the needs of the Corporation.

(F)	Inform the Board of Directors about his/her official affairs by virtue of his/her duties and responsibilities.

(G)	Assume all other duties and responsibilities that from time to time are conferred by the Board of Directors.

(H)	Convene any extraordinary meetings of the Board of Directors that he/she may deem necessary.

7-6	THE VICE CHAIRMAN

In the absence of the Chairman, or if the Chairman is unable to act as such, the Vice Chairman will assume the duties and faculties of the Chairman.

7-7	THE SECRETARY

The Secretary will take an oath to loyally carry out the duties of his/her office and will make sure that the minute books of the Corporation are duly maintained and will note or cause to be noted the actions of the

Board of Directors and the Shareholders Meetings and the voting therein. He/she will issue the necessary certificates and will be responsible for the corporate seal. He/she will be responsible for making sure that the registry of all of the shareholders and the Articles of Incorporation, the By-laws and the regulations are safely kept at the principal offices of the Corporation. In addition, he/she will certify the official acts of the Board of Directors.

7-8	THE ASSISTANT SECRETARY

The Assistant Secretary will assume, in the absence or if the Secretary is unable to perform his/her duties, all of the duties and faculties conferred upon the Secretary.

7-9	THE TREASURER

The Treasurer will make sure that the securities and the money of the Corporation is duly received and guarded, and that the disbursements are only made according to duly approved and certified resolutions of the Board of Directors. He/she will make sure that the investment policies of the Corporation observe the security, liquidity and yield criteria, in that order. He/she will preside over the Finance Committee of the Board. In addition, the Treasurer will make sure that the accounting books and registers are located in the principal offices of the Corporation. The Corporation’s accounting will follow general accepted accounting principles.

7-10	THE ASSISTANT TREASURER

The Assistant Treasurer will assume, in the absence or if the Treasurer is unable to perform his/her duties, all of the duties and faculties conferred upon the Treasurer.

7-11	COMMITTEES

The permanent Committees of the Board of Directors will be classified according to their nature and the importance of their duties, as well as the responsibilities delegated to each Committee, and the impact of its tasks in the operation and results of the Corporation. In compliance with the above, the “Core Committees” will be the Corporate Governance Committee, the Audit Committee, the Nominations Committee, the Compensation Committee, and the Finance Committee.

(A)	Corporate Governance Committee

The Board of Directors shall appoint at least five (5) Directors to this Committee, one of which shall be the Chairperson of the Board, who shall be the Committee’s Chair.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The members of the Committee shall meet at least once a year and as many times as deemed necessary. The decisions of the Corporate Governance Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:

1.	Examine the best practices of good corporate governance and ensure that the Corporation complies with said practices. The corporate governance structure:
a.	Establishes the distribution of the rights and responsibilities among the different constituents of the Corporation: the Board of Directors, Management, Shareholders, and any other constituent.

b.	Sets up the rules and procedures in order to make corporate decisions.

2.	Advise the Boards of Directors of the Corporation and its Subsidiary Corporations, as well as their respective Chairs, about the best practices of corporate governance and the conduct of the Directors.

3.	Provide to the Directors of the Corporation with orientation and educational mechanisms that are relevant and pertinent to their duties and responsibilities in the Corporation.

(B)	Audit Committee

The Board of Directors shall appoint at least five (5) Directors to this Committee.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors that are members of the Committee.

This Committee shall meet at least once every three months and as many times as deemed necessary. The decisions of the Audit Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	Review and ensure that the Corporation and its Subsidiary Corporations have an adequate internal control structure to safeguard the assets, generate reliable financial information, and assure the compliance with applicable laws and regulations.

2.	Review the activities performed by the Internal Audit Office of the Corporation.

3.	Appoint or terminate the engagement with the external auditors.

4.	Review the results of the audits performed by the regulatory agencies.

5.	Review the consolidated financial reports of the Corporation to be issued or filed with regulatory agencies.

6.	Review and judge the annual report prepared by the external auditors.

7.	Appoint or terminate the Director of the Internal Audit Office.

(C)	Nominations Committee

The Board of Directors shall appoint at least seven (7) members of the Board of Directors to this Committee, one of which shall be the Chairperson of the Board.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors who are members of the Committee.

The Committee shall meet at least once a year and as many times as deemed necessary. The decisions of the Nominations Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:

1.	Recommend to the Board of Directors the best qualified candidates that can be members of the Board of Directors and fill any vacancy that arises therein.

2.	Develop and periodically review the qualities that any candidate to be named to the Board of Directors should have.

3.	Recommend to the Board of Directors the best qualified candidates to occupy the position of President of the Corporation.

4.	Evaluate annually, or as often as deemed appropriate, the Directors’ performance pursuant to the criteria and objectives that, from time to time, the Board of Directors establishes.

(D)	Compensation Committee

The Board of Directors shall appoint at least five (5) Directors of the Board of Directors to this Committee.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors who are members of the Committee.

The Committee shall meet at least once a year and as many times as deemed necessary. The decisions of the Compensation Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	Develop, recommend, and review the compensation policies for the Executive Officers of the Corporation and its Subsidiary Corporations.

2.	Recommend to the Board of Directors the compensation for the Executive Officers of the Corporation and its Subsidiary Corporations.

3.	Recommend to the Boards of Directors of the Corporation and its Subsidiary Corporations those changes to the compensation levels of the Directors of the Corporation and its Subsidiary Corporations that are deemed necessary.

4.	Develop an annual report regarding the compensation of the Board of Directors and the Executive Officers of the Corporation and its Subsidiary Corporations, pursuant to the applicable laws and regulations.

(E)	Finance Committee

The Chairperson of the Board of Directors shall appoint to this Committee at least four (4) Directors of the Board. In addition to those Directors, the other members of this Committee shall be the Chairperson of the Board, the President of the Corporation, and the Treasurer of the Board, who shall be the Committee’s Chair.

The Committee shall meet at least once every two months, and as many times as deemed necessary. The decisions of the Finance Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	Monitor all the financial activities of the Corporation.

2.	Provide guidance to the Board of Directors in all matters that are related to the finances of the Corporation.

3.	Study all recommended changes to the economic structure of the Corporation.

4.	Evaluate the financial procedures of the Corporation.

5.	Develop the investments policy of the Corporation, and review and recommend amendments to the policy, as deemed necessary.

(F)	Resolutions and Regulations Committee

The Chairperson of the Board of Directors shall appoint at least five (5) Directors of the Board of Directors to this Committee. In addition to those Directors, the other members of this Committee shall be the Chairperson of the Board and the President of the Corporation.

The Chair of this Committee shall be appointed by the Chairperson of the Board of Directors from among the members of the Committee.

This Committee shall meet at least once a year, and as many times as deemed necessary. The decisions of the Resolutions and Regulations Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:
1.	Review the Articles of Incorporation and By-laws of the Corporation, and propose and prepare those resolutions to amend the Articles of Incorporation and By-laws or any other resolution related with other institutional issues.

2.	Evaluate and judge all resolutions that are presented by the Shareholders at the Shareholders Meetings.

3.	Follow up on the status of all resolutions approved by the Shareholders at the Shareholders Meetings.

(G)	General Provisions for all Committees

1.	Each of the Committees established by these By-laws shall adopt a Charter in order to govern its actions and to discharge its duties and responsibilities. The Committees shall periodically review their respective Charters, in order to make the necessary changes to achieve its purposes. The Charters, as well as any amendment thereto, shall be approved by the Board of Directors.

2.	All Committees shall keep records of their meetings.

3.	The Chair of each Committee may convene special meetings, as deemed necessary.

4.	The Chairperson of the Board of Directors may, from time to time, request the advice of any of the Committees of the Board, as needed.

5.	The President of the Corporation shall be a member of all Committees, except the Audit Committee and those Committees where he/she does not comply with the independence requirements that have been adopted and approved by the Board of Directors.

(H)	Additional Requirement for Compensation, Nominations and Audit Committees

In addition, to the requirements set forth in this Section 7-11 of the Bylaws of the Corporation, the members of the Compensation, Nominations and Audit Committees must not be officers or employees of the Corporation or any of the subsidiaries of the Corporation (i.e., outside directors) as required by the BCBSA.

(I)	The Board of Directors or its Chairperson may create any other Committee which they deem necessary for the proper operation of the Corporation’s business.

7-12	DISBURSEMENTS

The Corporation will not make any disbursement of $25 or more without evidencing such disbursement with a voucher correctly describing the reason for the payment and backed by an endorsed check or receipt signed by the person receiving the payment, or in the name of the same person if the payment is for services or as a refund. The voucher must describe the services performed and detail the expenses by classification.

7-13	INTERESTS OF THE DIRECTORS

None of the members of the Board of Directors will accept, nor will benefit from any fee, broker’s fee or commission, donation or other emolument in relation to any investment, loan, deposit, purchase, sale, exchange, service or other similar transaction of the Corporation; nor will it have any financial interest in said transactions in any capacity, except in representation and for the benefit of the Corporation and under the previous authority of the Board of Directors.

However, travel and representation expenses or expenses incurred as a result of the attendance to the Board of Directors or Committee meetings may be paid to the Directors; as well as for those professional services performed as a medical doctor or dentist to the insurers of Triple-S, Inc., or any other health subsidiary in its capacity as a participating provider of the health insurance plan or plans.

No ex-director may be part of the Administration of the Corporation or its Subsidiaries nor perform any type of professional services in its capacity as a private citizen or as part of any business, until after three (3) years after the end of his/her term as a member of the Board of Directors.

7-14	CAUSES FOR REMOVAL OF DIRECTORS AND EXECUTIVE OFFICERS NAMED TO THE BOARD OF DIRECTORS

The following will be considered just cause for the removal of directors and officers:

(1)	Act with gross negligence in the performance of his/her duties.

(2)	Receive or give a bribe.

(3)	Convicted of a felony or grave misdemeanor, which involves depravity by a competent court.

(4)	Act immorally or improperly.

(5)	Have personal interests incompatible with the interests of the Corporation.

(6)	Embezzle or fraudulently or negligently use or dispose of funds of the Corporation.

(7)	Improperly use his/her position for personal benefit.

(8)	To be absent without any justification for three (3) consecutive ordinary meetings of the Board properly notified or to be absent from six (6) ordinary meetings during the period of one year with or without justification.

(9)	Provide confidential or sensitive information of the Corporation without the proper authorization or when it damages the interests of the business.

(10)	Lose the Board’s confidence when a minimum of three fourths of the total number of directors which comprise the Board concur in voting for the removal of a director.

(11)	Violate in a consistent manner the Articles of Incorporation or the By-laws and Regulations of the Corporation, as well as the General Corporations Law of Puerto Rico and/or the agreements approved in the Shareholders Meeting or by the Board of Directors.

(12)	Failure to comply with any applicable BCBSA Rules.

CHAPTER 8 – AMENDMENTS

8-1	AMENDMENTS

The Board of Directors of the Corporation shall have the power to amend the Bylaws of the Corporation by the vote of a majority of the whole Board of Directors of the Corporation. The shareholders of the Corporation shall have the power to amend the Bylaws of the Corporation by the vote of at least a majority of the holders of the then issued and outstanding shares of capital stock entitled to vote thereon. Notwithstanding anything contained in these Bylaws of the Corporation to the contrary, the approval of BCBSA (unless each and every License Agreement with BCBSA to which the Corporation or its subsidiaries shall be subject shall have been terminated) shall be required to amend Section 5-2, Paragraph D of Section 6-2, Paragraph H of Section 7-11 and Sub-Section 12 of Section 7-14 of these By-Laws and the BCBSA approval requirement contained in this Section 8-1 of these By-Laws. For purposes of this Section 8-1, the term “whole Board of Directors of the Corporation” means the total number of Directors which the Corporation would have as of the date of such determination if the Board of Directors of the Corporation had no vacancies.

CHAPTER 9 – ADMINISTRATION

9-1	NAMING OF THE PRESIDENT OF THE CORPORATION AND HIS/HER FACULTIES

The Board of Directors will name a President to the Corporation who will be in charge of the general administration, superintendence, and management of the business of the Corporation, subject to the orders and regulations of the Board of Directors, who will fix his salary. The President of the Corporation will assume all other duties and responsibilities that are imposed upon him/her at the Shareholders Assemblies or by the Board of Directors.

9-2	ADMINISTRATION

The Board will have the faculty to name any other officers that they deem convenient and necessary.

9-3	BUDGET FOR EXPENSES

The President of the Corporation will prepare each calendar year the budget for the administrative expenses of the Corporation, which will be submitted to the Board of Directors on or before November 15 for their consideration. The Board of Directors will approve the budget on or before December 31, and it will become effective the 1st of January of the next calendar year. In the event that the budget is not approved by the stated date, the corporate operations will continue based on the budget for the previous year until the Board approves a new budget for the administrative expenses of the Corporation. The budget will be available for inspection by the Shareholders at the principal offices of the Corporation, after January 15 of the corresponding year.
CHAPTER 10 – DIVIDENDS

10-1	Subject to the requirements of the GCLPR and the provisions of the Articles of Incorporation, dividends upon the capital stock of the Corporation may be declared by resolution of the Board of Directors, and may be paid in cash, in property (including the shares or bonds of other corporations), in the Corporation’s bonds or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any other proper purpose, and the Board of Directors may modify or abolish any such reserve.

PROXY FORM OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF TRIPLE-S MANAGEMENT CORPORATION
TO BE HELD ON SUNDAY, APRIL 30, 2006
The Board of Directors of Triple-S Management Corporation solicits this Proxy.
The undersigned, Shareholder of Triple-S Management Corporation (“Triple-S Management”), hereby appoints Dr. Wilmer Rodríguez-Silva, Dr. Valeriano Alicea-Cruz, Mr. José Arturo Álvarez-Gallardo, Mr. Mario S Belaval, Dr. Arturo R. Córdova-López, Ms. Carmen Ana Culpeper-Ramírez, Dr. Porfirio E. Díaz-Torres, Mr. Manuel Figueroa-Collazo, Dr. José Hawayek-Alemañy, Mr. Vicente J. León-Irizarry, Dr. Fernando L. Longo-Rodríguez, Dr. Wilfredo López-Hernández, Mr. Miguel Nazario-Franco, Mr. Juan E. Rodríguez-Díaz, Mr. Ramón M. Ruiz-Comas, Dr. Jesús R. Sánchez-Colón, Ms. Adamina Soto-Martínez, Mr. Manuel Suárez-Méndez, and Dr. Fernando J. Ysern-Borrás, or any one of them, each with full power of substitution, to be the proxy holder, to represent the undersigned, and to vote and act with respect to all shares that the Shareholder would be entitled to vote, at the Annual Shareholders Meeting of Triple-S Management to be held on Sunday, April 30, 2006 at 9:00 am at the Condado Plaza Hotel in San Juan, Puerto Rico, or at in any adjournment, recess, or deferment thereof, on all matters which come at the Annual Meeting, and on any other business that may come before the Annual Meeting, with all powers the undersigned would possess if personally present.
The matters to be considered at the Annual Meeting are described in this Proxy Form and are discussed in detail in the Proxy Statement that was enclosed together with this Proxy Form. The Proxy Statement is incorporated herein by reference. This Proxy replaces any other proxy granted previously by the undersigned. The undersigned instructs the abovementioned proxy holders, any one of them or their substitutes, to vote in the manner indicated herein with regards to the matters to be considered at the Annual Meeting. If the undersigned does not indicate any choice of vote with regards to Proposals 1, 2, 3, 4, 5 and 6, the Board of Directors will vote IN FAVOR of the candidates nominated for of the Election of Directors and Proposals 2, 3, 4, 5 and 6 and in respect to any other business before the Annual Meeting, according to their best judgment.
The Board of Directors is not aware of any other business that may come before the Annual Meeting, other than the matters indicated in the Proxy Statement and this Proxy Form. However, the Board of Directors hereby notifies shareholders that if the amount of issued and outstanding shares required to consider and vote for any of the proposals are not registered at the Annual Meeting on April 30, 2006, it intends to request an adjournment of the meeting, only in respect to such proposals, in order to solicit additional proxies in favor of them. In such event, shareholders will consider and vote only for those proposals (including the election of six (6) nominees to serve as members of the Board of Directors) for which the minimum amount of issued and outstanding shares that are required for their consideration are registered on the date of the Annual Meeting. After the voting of the proposals takes place and the results of the vote are announced to the shareholders, the Board of Directors will proceed to request the adjournment of the Annual Meeting.
In the event the shareholders approve the adjournment of the Annual Meeting, the Board of Directors will convene the adjourned Annual Meeting at a later date, and shareholders may, on such date, consider and vote on any of the remaining proposals contained in the Proxy Statement and this Proxy Form. The Board of Directors informs you that if any matter, other than those indicated above, should come before the Annual Meeting, or any postponement, recess, suspension, or adjournment of the same, Proxies solicited hereby will be voted according to the best judgment of the Board of Directors.
The Board of Directors urges shareholders to complete the Proxy Form attached hereto. However, the Puerto Rico General Corporations Law of 1995, as amended, affords every shareholder of a corporation organized under said statute the right to be represented at a shareholders’ meeting by completing any document (proxy), if and when said document (proxy) complies with the requirements set forth in said law. PLEASE INDICATE YOUR VOTE IN THE PROVIDED SPACES.
PLEASE SIGN, DATE, AND DELIVER THE PROXY
In Person or By Messenger:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation Principal Office
1441 FD Roosevelt Avenue, Sixth Floor
San Juan, Puerto Rico 00920.
By Mail:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation
PO Box 363628
San Juan, Puerto Rico 00936-3628.
By Fax:
(787) 749-4191 or (787) 706-4023

PROXY FORM OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
TRIPLE-S MANAGEMENT CORPORATION TO BE HELD ON SUNDAY, APRIL 30, 2006
Proposal Number 1
Election of Directors:
(1) Valeriano Alicea-Cruz, MD (physician); (2) José Arturo Álvarez-Gallardo (community representative); (3) Luis A. Clavell-Rodríguez, MD (physician); (4) Porfirio E. Díaz-Torres, MD (physician); (5) Vicente J. León-Irizarry, CPA (community representative); (6) Jesús R. Sánchez-Colón, DMD (dentist)

[___]	VOTE FOR all nominees

[___]	VOTE WITHHELD FOR all nominees

[___]	VOTE FOR ALL, EXCEPT for the following nominee(s):

(If you want, you can write in the provided space the name of any nominee for whom you do not wish to vote.)

Proposal	Yes	No	Abstain

Proposal Number 2
Presented by the Board of Directors of Triple-S Management to adopt the Amended and Restated Articles, which amend and/or eliminate certain provisions of the Articles.

Proposal Number 3

Presented by the Board of Directors of Triple-S Management to adopt Article FIFTH of the Amended and Restated Articles which would: (i) increase our authorized capital; and (ii) authorize the creation of preferred stock, with such terms, preferences and designations as the Board may decide from time to time.

Proposal Number 4

Presented by the Board of Directors of Triple-S Management to approve the elimination of Article SIXTH of the existing Articles of Incorporation that prohibits the ownership of our common stock by persons that are not physicians, dentists or certain limited healthcare institutions and provides that no current shareholder may own more than 21 shares of our common stock nor 5% or more of our shares of common stock. Instead, new limitations on ownership and transfer of our common stock are included in the Amended and Restated Articles. The new limitations, as set forth in the Amended and Restated Articles, create various limitations on ownership and transfer of our common stock that apply to different types of investors.

Proposal Number 5

Presented by the Board of Directors of Triple-S Management to adopt the Amended and Restated Bylaws, which amend certain provisions of the Bylaws and eliminate others. The Amended and Restated Bylaws also add certain provisions to the Bylaws.

Proposal Number 6

Presented by the Board of Directors of Triple-S Management to adopt the Amended and Restated Bylaws, approving the elimination of the limitation that no persons may own 5% or more of our common stock contained in Section 4-1 of the Bylaws. Instead, new limitations on ownership and transfer of our common stock are included in the Amended and Restated Articles. The new limitations, as set forth in the Amended and Restated Articles, create various limitations on ownership and transfer of our common stock that apply to different types of investors.

This Proxy is executed on the date indicated below and is valid for the Annual Shareholders Meeting of Triple-S Management, to be held on Sunday, April 30, 2006, or at any adjournment, recess, or deferment thereof.
In witness whereof, I sign this Proxy on this ___day of                                                              2006.

Signature of the Shareholder	Amount of Shares

Name of the Shareholder	Number of Participant in Triple-S, Inc.